Exhibit 10.171

Blue Shield of California

HMO

IPA / MEDICAL GROUP

SHARED SAVINGS PROVIDER

AGREEMENT

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

HMO IPA / MEDICAL GROUP

SHARED SAVINGS PROVIDER AGREEMENT

TABLE OF CONTENTS

SECTION

I.	DEFINITIONS
1.1	Agreement Year
1.2	Authorization
1.3	Benefit Program
1.4	Blue Shield Providers
1.5	Capitated Professional Services
1.6	Capitation
1.7	Co-payments
1.8	Covered Services
1.9	Emergency Services
1.10	Evidence of Coverage
1.11	Group Provider
1.12	Group Services Area
1.13	Health Services Contract
1.14	Medically Necessary
1.15	Member
1.16	Primary Care Physician
1.17	Provider Manual
1.18	Shared Risk Services
1.19	Urgent Care Services

II.	OBLIGATIONS OF GROUP
2.1	Capitated Professional Services
2.2	Referrals for Other Covered Services
2.3	Availability
2.4	Standards for Provision of Care
2.5	Providers Not Meeting Standards
2.6	Group Service Contracts
2.7	Quality Improvement / Case Management / Utilization Management Programs
2.8	Right to Re-Assign Members
2.9	Outpatient Drug Formulary and Pharmacy Information
2.10	Reciprocity
2.11	Termination of Physician / Patient Relationship
2.12	Encounter Data and Other Reporting
2.13	Disclosures
2.14	Direct Access Programs
2.15	Addition of New Plan Benefit Programs

SECTION

III.	PAYMENT OF PROVIDERS BY GROUP
3.1	Timely Group Payment
3.2	Failure to Make Payment

IV.	PERFORMANCE OF DELEGATED FUNCTIONS
4.1	Delegation
4.2	Blue Shield of California Monitoring and Oversight
4.3	Termination of Delegation

V.	OBLIGATIONS OF BLUE SHIELD OF CALIFORNIA
5.1	Directory and Use of Names
5.2	Provider Manual
5.3	Blue Shield of California Reports
5.4	Administrative Services

VI.	ELIGIBILITY OF BLUE SHIELD OF CALIFORNIA MEMBERS
6.1	Identification Cards and Verification
6.2	Verification of Eligibility
6.3	Eligibility List and Modifications

VII.	COMPENSATION AND FINANCIAL TERMS
7.1	Capitation Payments
7.2	Services Other Than Capitated Professional Services
7.3	Co-payments
7.4	Stop Loss Coverage
7.5	Shared Risk Programs
7.6	Blue Shield POS Benefit Program
7.7	Third Party Liens
7.8	Groups Organized by Geographic Regions
7.9	Purpose of Incentive Programs
7.10	Blue Shield of California Timeliness Guarantee
7.11	Encounter Data Submission Penalties

SECTION

VIII.	PROTECTION OF MEMBERS
8.1	Non-Discrimination
8.2	Credentialed Providers
8.3	Charges to Members
8.4	Protection of Members
8.5	Benefits Determination
8.6	Member Complaints and Grievances
8.7	Medical Necessity Assistance
8.8	Free Exchange of Information
8.9	Insurance

IX.	MEDICAL RECORDS AND CONFIDENTIALITY
9.1	Medical Records
9.2	Confidentiality
9.3	Member Access to Records

X.	COOPERATION WITH AUDITS AND CERTIFICATIONS
10.1	Disclosure of Records
10.2	Site Evaluations
10.3	Accreditation Surveys
10.4	Compliance Monitoring

XI.	RESOLUTION OF DISPUTES
11.1	Provider Dispute Resolution Procedure
11.2	Arbitration of Disputes
11.3	Cooperation with Member Disputes

XII.	TERM AND TERMINATION
12.1	Term
12.2	Termination Without Cause
12.3	Termination for Cause
12.4	Notice and Cure Period
12.5	Termination Not an Exclusive Remedy
12.6	Effect of Termination

SECTION

XIII.	COMPLIANCE WITH LEGAL REQUIREMENTS
13.1	Consistency with State Law
13.2	Consistency with Federal Law
13.3	Coordination of Benefits
13.4	Timely Payment
13.5	Disclosure of Provider Profiling
13.6	Provider Terminations

XIV.	GENERAL PROVISIONS
14.1	Waiver of Breach
14.2	Amendments
14.3	Entire Agreement
14.4	Independent Contractors
14.5	Notices
14.6	Third Party Beneficiaries
14.7	Assignment, Subcontracting, and Addition of PCP’s
14.8	Interpretation of Agreement
14.9	Confidentiality / Trade Secrets
14.10	Non-Solicitation
14.11	Association Disclosure

EXHIBITS
A	Group Information and Benefits Programs
B	Division of Financial Responsibilities
C	Capitation
C-1	Capitation Rates
D	Shared Savings Programs
D-l	Shared Savings Fund Allocations
D-2	Shared Savings Fund Allocations – Blue Shield 65 Plus
D-3	Pharmacy Shared Savings Fund Allocations
E	Blue Shield of California Allowable Rates
F	Delegation Responsibilities
• Attachment I – Quality Management Requirements
• Attachment II – Utilization Management Requirements
• Attachment III – Credentialing / Delegation Requirements
• Attachment IV – Claims Processing Requirements
G-1	Blue Shield 65 Plus Program
G-2	Blue Shield POS Provisions
H	Professional Stop Loss Program

HMO IPA / MEDICAL GROUP
SHARED SAVINGS PROVIDER AGREEMENT

This Agreement is entered into between Prospect Health Source Medical Group, a California corporation (hereinafter “Group”), and California Physicians’ Service, Inc., d.b.a., Blue Shield of California, a California nonprofit corporation (hereinafter “Blue Shield”).  The Effective Date of this Agreement is July 1, 2003.

RECITALS

A.                                   Blue Shield is licensed as a prepaid health care service plan under the Knox-Keene Act of 1975 (“the Knox-Keene Act”);

B.                                     Blue Shield contracts with individuals, employer groups and governmental entities to provide or to arrange for the provision of covered HMO health care services to Members of Blue Shield;

C.                                     Group is organized as a legal entity as identified immediately following Group’s signature on this Agreement and is licensed and qualified to provide or arrange for the delivery of medical services to Members of Blue Shield, either directly or through contracting providers;

D.                                    Group and Blue Shield desire that Group provide or arrange for the delivery of services to Members in accordance with the terms of this Agreement;

E.                                      Except as specifically noted, this Agreement is applicable to members enrolled under Blue Shield’s HMO Benefit Programs set forth in Exhibit A, attached hereto.  This Agreement shall only apply to Medicare beneficiaries enrolled in Blue Shield’s Medicare+Choice program (“Blue Shield 65 Plus”) if such program is specifically identified in Exhibit A.  It is not intended to and does not supersede or amend any other agreement under which Group or Group Providers provide professional services to Blue Shield’s PPO Members.

I.  DEFINITIONS

For the purposes of this Agreement, terms shall have the following meanings:

1.1                                 Agreement Year: is the twelve month period beginning at 12:01 a.m. on the Effective Date of this Agreement, and on each anniversary of the Effective Date.

1.2                                 Authorization: is the procedure for obtaining the prior approval of Blue Shield, or its delegatee (which may include Group), for the provision or referral of Covered Services when such approval is required by Blue Shield.

1.3                                 Benefit Program: is a group or individual prepaid HMO benefit program offered by Blue Shield through health services contracts (and riders thereto).  The Benefit Programs to which this Agreement applies are set forth in Exhibit A, hereto.

1.4                                 Blue Shield Providers(s): are those licensed healthcare providers, including acute care hospitals (“Blue Shield Hospitals”), which have entered into agreements with Blue Shield to provide Covered Services to Members.

1.5                                 Capitated Professional Services:  are those Covered Services which are described in Exhibit B, hereto as the financial responsibility of Group.  Capitated Professional Services also include any Covered Services which are not listed in Exhibit B., but which are customarily provided by IPAs, Medical Groups to their patients.  Blue Shield may periodically amend Capitated Professional Services to include any additional physician and/or ancillary services which must be provided by law.

1.6                                 Capitation:  is the monthly payment made by Blue Shield to Group pursuant to Exhibit C, hereto, which payment, along with applicable Co-payments, is payment in full for all Capitated Professional Services to Members.

1.7                                 Co-payments: refers to any co-payments, deductibles, and coinsurance which are specifically described as the financial responsibility of the Member for a Covered Service in the applicable Health Services Contract and/or Evidence of Coverage in effect as of the date of service.  Any other amount which Group or Group Provider may seek to recover from Members for Covered Services constitutes a surcharge and is prohibited by both this Agreement and by the Knox-Keene Act.

1.8                                 Covered Services: are the Medically Necessary healthcare services which a Member is entitled to receive pursuant to the Health Services Contract and Evidence of Coverage applicable to the Member.  Except as otherwise provided in the Member’s Health Services Contract and Evidence of Coverage, Covered Services must generally be referred and authorized in conformity with the Group’s and Blue Shield’s Utilization Management program.

1.9                                 Emergency Services: are Covered Services to address a medical condition manifesting itself by acute symptoms of sufficient severity (including severe pain) so as to cause the prudent layperson to conclude that the absence of immediate medical attention could reasonably be expected to result in: (i) placing the Member’s health in serious jeopardy; (ii) serious impairment to bodily functions; (c) serious dysfunction of any bodily organ or part.  For Blue Shield 65 Plus Members, Emergency Services also include any other services defined as emergency services in 42 C.F.R. §422.2.

1.10                           Evidence of Coverage: is the document issued to the Member pursuant to California law which describes the benefits, limitations and other features of the Benefit Program in which the Member is enrolled.

1.11                           Group Provider: is a physician (“Group Physician”), ancillary provider, or other provider with whom Group has entered into a contract for the provision of Capitated Professional Services.

1.12                           Group Service Area: is that aggregate geographic area determined by and located within a thirty (30) mile radius from Group’s designated participating hospitals and including all zip codes containing a participating PCP facility.  A PCP facility refers to the Group’s principal and satellite offices, if an integrated medical group, and to the offices of each of its contracted or employed PCPs, if an IPA or medical foundation.  The zip codes describing the location of Group’s PCP facilities are set forth in Exhibit A., attached hereto.  If subsequent to the Effective Date of this Agreement, Group adds a new PCP, the Service Area and zip code list in Exhibit A, shall be automatically amended if necessary to include the zip code in which the PCP facility is located.  The Group Service Area shall be used to determine in-area from out-of-area services and to proscribe the maximum area in which Member’s who select a Group PCP must live or work.

1.13                           Health Services Contract: is the group or individual contract, applicable to the Member, which sets forth the Benefit Program and the Covered Services to which the Member is entitled, as well as the Member’s Co-payment obligation.

1.14                           Medically Necessary: services or supplies means those medical services and supplies which are provided in accordance with recognized professional medical and surgical practices and standards which are determined to be: (a) appropriate and necessary for the symptoms, diagnosis or treatment of the Member’s medical condition; and (b) provided for the diagnosis and direct care and treatment of such medical condition; and (c) not furnished primarily for the convenience of the Member, the Member’s family, or the treating provider or other provider; and (d) furnished at the most appropriate level which can be provided consistent with generally accepted medical standards of care; and (e) consistent with Blue Shield Medical Policy.

1.15                           Member: is an individual who is, according to Blue Shield’s rules and policies, eligible for and enrolled (or otherwise covered by Blue Shield as a newborn) in a Blue Shield Benefit Program described in Exhibit A., and who has selected or been assigned (either prospectively or retroactively) to a Group Primary Care Physician as his/her primary care physician.  Blue Shield retains final authority to determine whether an individual is or is not a Member assigned to a Group PCP.

1.16                           Primary Care Physician (PCP): is a family practitioner, general practitioner, internist, or pediatrician who has been employed or contracted by Group to provide primary care services to Members and to be responsible for coordinating, referring, and managing the delivery of Covered Services to the Member.  A PCP shall include an obstetrician-gynecologist who is qualified and has agreed with Group to serve as a PCP, and may also include other specialists if approved in writing by Blue Shield.

1.17                           Provider Manual: refers to the manuals developed by Blue Shield which set forth the operational rules and procedures applicable to the Group and Group Providers.  The Provider Manual will include the HMO Provider Manual, the HMO Benefit Guidelines and the Blue Shield Medical Policy Manual.

1.18                           Shared Savings Services: refer to the Covered Services which are not Capitated Professional Services and as to which the Group and Blue Shield share financial responsibility under the Shared Savings Settlement set forth in Exhibit B.

1.19                           Urgent Care Services: are those Covered Services (other than Emergency Services) which are Medically Necessary to prevent serious deterioration of a Member’s health, alleviate severe pain, or treat an illness or injury with respect to which treatment can not reasonably be delayed.  For Blue Shield 65 Plus Members, Urgent Care Services, at a minimum, include all services which are defined by Center for Medicare and Medicaid Services (CMS) as “Urgently Needed Services”.

II.  OBLIGATIONS OF GROUP

2.1                                 Capitated Professional Services.  Group shall provide or arrange for the provision of all Medically Necessary Capitated Professional Services to Members and shall be fully financially responsible for same.  Such services shall be provided through Group Providers who have been credentialed as required by this Agreement and as more fully described in the Provider Manual.  Without limiting the foregoing, Group shall: (i) be financially responsible for Emergency and Urgent Care Services provided by healthcare providers in addition to Group Providers, as set forth in Exhibit B., (ii) refer Members, at Group’s cost and when Group Providers are not available to provide Medically Necessary Capitated Services, to non-Group Providers; (iii) provide all preventive health services to which a Member is entitled under his/her Benefit Plan; and, (iv) make available to Members those health education programs routinely provided by Group and Group Providers at no charge to their patients.

2.2                                 Referrals For Other Covered Services.

(a)                                  Subject to applicable Authorization requirements set forth in the Provider Manual, Group shall, as Medically Necessary, refer Members to Blue Shield Providers (including Blue Shield Hospitals) for those services which are Covered Services but which are not Capitated Professional Services.  Upon and following such referral, Group shall coordinate the provision of such Covered Services to Members and ensure continuity of care.

(b)                                 Group shall utilize the organ transplant provider network established by Blue Shield for the provision of selected organ transplants.  Blue Shield shall, from time to time, designate which transplant centers are to be utilized for specified transplants.

(c)                                  In addition, upon notice by Blue Shield to Group that Blue Shield has developed other specialty networks for the provision of Covered Services that are not Capitated Professional Services, Group shall utilize such applicable specialty network(s) for the provision of such services to Members, unless (except for the organ transplant provider network referred to above) Group demonstrates to Blue Shield’s reasonable satisfaction that Group Providers are able to offer comparable services of comparable quality and cost effectiveness to the services to be offered by Blue Shield’s specialty network.

2.3                                 Availability.

(a)                                  Group shall ensure that routine Capitated Professional Services shall be available to Members during normal physician business hours (generally, Monday through Friday, 9:00 a.m. to 5:00 p.m.) and Emergency Services and telephone advice and referral shall be available, as Medically Necessary, twenty-four (24) hours per day, seven (7) days per week, three hundred sixty five (365) days per year.  Appointment, scheduling, and office waiting times shall be within the applicable guidelines set forth in the Provider Manual.  Capitated Professional Services shall at all times during the term of this Agreement be made readily available through PCP facilities located in the zip code areas set forth in Exhibit A.

(b)                                 Group shall ensure that each Group Physician maintains adequate on-call coverage arrangements with another Group Physician to provide coverage for Members when that Group Physician is temporarily unavailable.  The provision of services to Members by the on-call Group Physician shall be governed by the terms of this Agreement.

(c)                                  Group and Group Providers shall participate in all Benefit Programs set forth in Exhibit A.  Except for those PCPs who generally only serve, or generally do not serve, geriatric patients in their practices, or pediatricians who serve only pediatric patients, or OB/GYNs who serve only female patients, Group shall ensure that each of its PCPs accepts all of the Members who select them during such times that such PCP’s practice is open to new patients.

(d)                                 Group shall ensure that at any given time, the practices of an adequate number of its PCPs are open to Members to meet all access standards required by Blue Shield, and its regulatory agencies.  Each PCP, whether or not his/her practice is closed to new patients, shall accept each Member (and such Member’s immediate family members) who is or had been a patient of PCP at anytime during the two (2) years immediately prior to such Member selecting physician as his/her PCP.  Without limiting the foregoing, Group shall ensure that at anytime that a PCP is accepting new patients of other health care service plans, such PCP accepts Members hereunder.  In the event a PCP, during the term of this Agreement, elects to close his/her practice to new Members, or cease to be a Group Provider, Group shall give Blue Shield sixty (60) days prior written notice of such closure.

(e)                                  Group acknowledges that Blue Shield retains full authority to develop and periodically modify its procedures for Member PCP selection and the assignment of the Member to a Medical Group when the selected PCP is in multiple medical groups.  Group and its Group Providers shall cooperate with Blue Shield’s Member PCP selection process and shall assist Members in selecting a PCP when requested to do so by the Member or Blue Shield.

(f)                                    In providing Capitated Professional Services hereunder, Group shall comply with all obligations of state and federal law relating to continuity of care and continued access to terminated providers.

(g)                                 Group shall, at all times during the term of this Agreement, maintain an adequate network of Group Providers in number and type to comply with the requirements of state and federal law and to ensure that Members have timely and reasonable access to primary, specialty and ancillary care, as set forth in the Provider Manual.  All providers who are designated as Group Providers by Group and are communicated to be such by Group to Blue Shield shall at all times be reasonably available to Members as is appropriate.

2.4                                 Standards For Provision of Care.

(a)                                  Group and Group Providers shall maintain facilities and equipment which meet all applicable legal requirements, including accessibility, and which otherwise comply with the provider credentialing requirements developed by Blue Shield for such providers, as more fully described in the Provider Manual.  Accessibility shall include compliance with the requirements of the Americans With Disabilities Act.

(b)                                 To assist Group in meeting Blue Shield requirements hereunder, Group shall, through a duly designated representative, attend occasional provider education/orientation sessions conducted by Blue Shield.

(c)                                  In providing Capitated Professional Services hereunder Group shall utilize only Group Providers who are credentialed and re-credentialed in accordance with Blue Shield’s standards as set forth in the Provider Manual, unless the Medically Necessary service is not available from a Group Provider.  Group and/or each Group Provider shall provide to Blue Shield, on request, credentialing information, in such form as reasonably required by Blue Shield.

(d)                                 Group represents and warrants that during the term of this Agreement, each physician through whom it will provide Capitated Professional Services hereunder shall:  (i) maintain a current, unrestricted license to practice medicine in California; and, (ii) maintain such staff privileges with at least one Blue Shield Hospital as necessary for physician to provide services to Members hereunder; and, (iii) be certified and eligible to participate in the Medicare Program.  Group further represents and warrants that: (iv) each non-physician Group Provider shall maintain a current and unrestricted license to practice his/her profession or provide the contracted service; and, (v) use of any physician extender shall be in strict compliance with the rules of the California Medical Board.

(e)                                  Each Group Physician shall authorize each hospital at which he/she maintains staff privileges to notify Blue Shield should any disciplinary or other action of any kind be initiated against such physician which could result in any suspension, reduction, or modification of his/her hospital privileges.

2.5                                 Providers Not Meeting Standards. Group shall promptly notify Blue Shield as of the date Group knows that a Group Physician no longer meets any of Blue Shield’s credentialing criteria as set forth in the Provider Manual.

2.6                                 Group Service Contracts.  Group shall provide to Blue Shield a written list of its Group Providers, and each month notify Blue Shield of any additions or deletions to such list (including any notices of termination of Group Providers), in addition to which Group shall provide Blue Shield with immediate notice of termination of Group Providers.  Further, Group shall provide timely response to reasonable periodic requests from Blue Shield for verification of the current list of Group Providers.  Group’s contracts with Group Providers shall be in writing and shall ensure that such providers: (a) seek payment for the provided services only from Group and under no circumstances seek payment from the Member or from Blue Shield; (b) under no circumstances balance bill or surcharge Members for Covered Services (including in the event of Group and/or Blue Shield’s insolvency); (c) maintain and disclose such records to Blue Shield and to Governmental Officials as set forth in Article IX hereof; (d) permit Government Officials and Blue Shield to inspect its offices, records, and facilities as set forth in Article X; (e) cooperate with and participate in Blue Shield’s and Group’s quality improvement and utilization management programs and Member grievance and appeal procedures; and, (f) maintain such professional and general business liability insurance as set forth in Article VIII hereof.  Upon Blue Shield’s request, Group’s form of provider contract(s), along with the executed signature pages to such contracts, shall be provided to Blue Shield.  Group may maintain the confidentiality of its payment rates (other than bonus/withhold/shared risk or savings arrangements), provided that such does not result in concealment or misunderstanding of other terms and provisions of the contract.  Upon Blue Shield’s request, such contracts shall be promptly amended to contain any provisions required to be contained in provider contracts by either the Department of Managed Health Care (“DMHC”), CMS, or any other governmental agency.

2.7                                 Quality Improvement/ Case Management/ Utilization Management Programs.  Group and Group Providers shall fully cooperate with and participate in Blue Shield’s quality improvement and utilization management programs, including its peer review functions, authorization procedures, and quality improvement committees, as described in the Provider Manual.  Group shall immediately notify Blue Shield of those Members and cases which Group has identified as requiring additional resources and case management (see Provider Manual for commonly referred diagnoses and conditions) and shall cooperate in the management of these cases.  Group and Group Providers shall fully cooperate with Blue Shield with regard to the Health Employer Data Information Sets (HEDIS) measurements and HEDIS audits, guideline development, preventive services utilization, disease/risk management, clinical service monitoring and quality improvement studies and initiatives.  Group and Group Providers shall comply with Blue Shield’s Medical Policy.  The quality improvement and quality management obligations of Blue Shield are not delegated to Group; however, Group shall have its own fully functional Quality Management Program, as described in Attachment 1 to Exhibit F hereto, that is cooperative with and integrated into the Blue Shield Quality Management Program.  Group shall comply with and accept as final, the decisions of the Blue Shield quality improvement and utilization management program, and pending resolution of any dispute through the dispute resolution process, comply with the decisions of the Blue Shield quality improvement and utilization management program.

2.8                                 Right to Re-Assign Members.  Blue Shield reserves the right to re-assign Members from Group to another medical group contracting with Blue Shield, or from a Group Physician to another Group Physician, or to limit or deny the assignment or selection of new Members to Group or a Group Physician Provider: (i) during any termination notice period; or (ii) if Blue Shield determines that Capitated Professional Services are not being properly provided to, or arranged for, such Members as required by this Agreement and that such failure poses an immediate threat to the Members health and safety.  In the event that Blue Shield takes any action permitted by this Paragraph 2.8, this Agreement shall continue in effect unless terminated by either party as set forth in Article XII of the Agreement.

2.9                                 Outpatient Drug Formulary and Pharmacy Information.

(a)                                  Group and Group Providers shall comply with the outpatient drug formulary, drug prior authorization requirements, and pharmacy benefit design (including maximum supplies, use of generics, and mail order for maintenance drugs), as adopted and periodically modified by Blue Shield and as set forth in the Provider Manual.

(b)                                 In the event that Blue Shield provides to Group computerized or electronic data regarding prescriptions obtained by Members and drugs supplied, Group agrees that such information is provided for the limited and restricted purpose of utilization management.  Under no circumstances may Group copy or share such data with others, or utilize such data, in whole or in part, directly or indirectly, to negotiate rebates, discounts, or contracts with pharmaceutical manufacturers or other suppliers of pharmaceuticals.

(c)                                  Group acknowledges that Blue Shield and its designees retain sole authority to perform, in relationship to outpatient pharmacy, claims processing, formulary development, a prior authorization program, selection and contracting of a pharmacy network, and determination of pharmacy benefit design.

2.10                           Reciprocity.

(a)                                  Group shall participate in the statewide Blue Shield health services delivery network and shall accept referrals of Blue Shield members (members of Blue Shield who are not Members hereunder) and/or provide Emergency Services to such members, when such members are the financial responsibility of other Blue Shield medical groups.  Except as Group and the other medical group to which such Blue Shield member is assigned agree, Group shall accept as compensation for such services, the rates set forth in Exhibit E, (the “Blue Shield Allowable Rates”) minus the Blue Shield member’s applicable Copayment.

(b)                                 In the event that a Member receives Emergency Services or Urgent Care Services from or Group refers a Member for Capitated Professional Services to a healthcare provider who is neither a Group Provider nor a provider who is obligated to accept the compensation described in subpart (a) above, but with whom Blue Shield has negotiated compensation rates, then Blue Shield, at Group’s request, may compensate such provider for the Capitated Professional Services provided to the Member and deduct the amount of such payment from any amount then or thereafter owed by Blue Shield to Group.  This provision is intended for specific occasional services only and Blue Shield shall have no obligation hereunder to compensate providers contracted to Group in the event of Group’s default in compensating such providers.

(c)                                  Affiliates.  In the event that Group or a Group Provider provides services to an individual who is not a member of Blue Shield, but who is entitled to coverage for or payment of the services so provided by virtue of enrollment in a health plan of an Affiliate of Blue Shield, then Group and Group Providers agree to render services and to accept payment of the Blue Shield Allowable Rates (Exhibit E.) from the Affiliate as full and complete payment for such services less any co-payment, coinsurance or deductible owed by the individual under the Affiliate health plan.  Group agrees to look solely to the Affiliate and not to Blue Shield for payment for such services.  For purposes of this Paragraph, “Affiliate” means an organization that is: (i) wholly owned by Blue Shield, or, (ii) under common ownership or control with Blue Shield (a sister corporation), or, (iii) a joint venturer with Blue Shield in an enterprise under which the Affiliate is obligated to provide coverage for/pay for the services in question.

2.11                           Termination of Physician/Patient Relationship.

(a)                                  Group or a Group Provider may terminate the professional relationship with a Member only with Blue Shield’s consent and in accordance with the procedures set forth in the Provider Manual.  In the event a Group Provider terminates his/her relationship with a Member, Group shall assist the Member in selecting another Group Provider for the provision of Capitated Professional Services.

(b)                                 In no event may either Group or a Group Provider terminate the professional relationship with a Member because of such Member’s medical condition, or the amount, variety, or cost of Covered Services that are required by the Member.

(c)                                  Group acknowledges that a Member may request transfer between PCPs, and between Blue Shield medical groups, in accordance with the Member’s applicable Health Services Contract and Evidence of Coverage.  As appropriate, Group agrees to accept the transfer of a Blue Shield member to Group at the request of Blue Shield.

(d)                                 Notwithstanding the foregoing, when the consent of CMS or any other governmental agency to the termination of a physician-patient relationship is required pursuant to the rules and regulations governing the Medicare Program or any other governmental program, neither Group nor a Group Provider may terminate the physician-patient relationship with a Blue Shield 65 Plus Member or such other Member without first obtaining the consent of Blue Shield, CMS, or as applicable, the other governmental agency.

2.12                           Encounter Data and Other Reporting.  Group shall submit to Blue Shield such encounter/claims data (“Encounter Data”) as set forth in and in accordance with the requirements set forth in the Provider Manual.  Group also shall provide to Blue Shield such data regarding Group turn-around time for authorizations and other administrative services as set forth in the Provider Manual.

2.13                           Disclosures.

(a)                                  In addition to the notice obligation set forth in Paragraph 2.5, Group shall notify Blue Shield immediately in writing when it becomes aware of the occurrence of any of the following events: (i) Group’s or a Group Provider’s liability insurance is canceled, terminated, not renewed, or materially modified; (ii) Group or a Group Provider has become a defendant in a lawsuit filed by a Member or is required or agrees to pay damages to a Member for any reason; (iii) an act of nature or any event occurs which has a materially adverse effect on Group’s ability to perform its obligations hereunder; (iv) a petition is filed to declare Group bankrupt or for reorganization under the bankruptcy laws of the United States or a receiver is appointed over all or any portion of the Group’s assets; or (v) Group is sued, or suit is threatened in writing, by a healthcare provider for nonpayment of compensation; or (vi) any other situation arises which could reasonably be expected to materially affect Group’s ability to carry out its obligations under this Agreement.  Group shall also provide Plan with thirty (30) days’ advance notice of any proposed material change in the ownership of Group, a change in its management services organization (if any), or the sale of all or substantially all of the assets of the Group and obtain Plan’s prior approval of same, which approval shall not be unreasonably withheld.

(b)                                 Annually, within sixty (60) days following the end of Group’s fiscal year or thirty days following such information being available to Group, Group shall provide to Blue Shield a copy of its most recent annual income statement, balance sheet, and statement of cash flow, which shall be prepared in accordance with generally accepted accounting principles and shall be certified by Group’s chief executive officer or chief financial officer.  Group shall provide a copy of any audited financial statements it may have to Blue Shield.  A narrative or work sheet describing the calculation of Group’s IBNR shall accompany the submitted financial statements.  The information set forth in this paragraph shall also be provided by Group to Blue Shield in the event there is an actual or proposed change in ownership of Group.  Group shall also, upon request, provide Blue Shield with copies of quarterly financial statements, which shall include a balance sheet, statement of income and statement of cash flow prepared in accordance with generally accepted accounting principles.

(c)                                  Group shall provide Blue Shield with monthly claims reports required by Blue Shield in order to comply with state and federal law and to ensure compliance by Group with the requirements of Article III, hereof.

(d)                                 Blue Shield agrees that it shall treat as confidential all financial information provided by Group in accordance with subparts (b) and (c) of this section unless such information is publicly available, and shall not disclose such information to others except as required by law or as requested by Blue Shield’s regulators.

2.14                           Direct Access Programs.  Group shall participate in and comply with the Access+ and CareDirect program requirements as set forth in the Provider Manual.

2.15                           Addition of New Plan Benefit Programs.  In the event that Blue Shield develops one or more new Benefit Programs and requests that Group agree to amend this Agreement to add such new Benefit Program(s) to this Agreement, Group shall in good faith consider such request and make best efforts to resolve all matters (including the new Benefit Program compensation) so that a finalized amendment to this Agreement may be executed within thirty (30) days of Blue Shield’s request.

2.16                           Acceptance of Members.  Group shall accept all Members who select or who are assigned to Group or Group PCPs and who live or work within the Group Service Area.  This requirement shall not apply to Members with whom the Group’s relationship was terminated in accordance with section 2.11 hereof.  Blue Shield shall undertake reasonable efforts in accordance with a standard of good faith to assure that Members who select or are assigned to Group or Group PCPs live or work within the Group Service Area.

III.  PAYMENT OF PROVIDERS BY GROUP

3.1                                 Timely Group Payment.  Group shall process claims from and pay its Group Providers and other healthcare providers for Capitated Professional Services (including without limitation the Emergency Services or Urgent Care Services which are Group’s responsibility hereunder) in a timely fashion as set forth in Paragraph 13.4 hereof.  If Group delegates to a subcontractor (either a management company, claims administrator, subcontracted capitated provider, etc.) the obligation to process claims on Group’s behalf, then Group shall: (i) immediately notify Blue Shield of such delegation, including any change in the delegated entity, and, (ii) require that the subcontractor comply with the claims payment procedure requirements set forth in this Agreement.

3.2                                 Failure To Make Payment.

(a)                                  In the event that Group occasionally fails to pay a Group Provider or other healthcare provider for Capitated Professional Services within the time frames set forth in this Agreement, and Blue Shield reasonably determines that such amount is due and payable by Group, Blue Shield may, after notice to Group, pay the amount due, and deduct and offset such payment from any amount then or thereafter payable by Blue Shield to Group.

(b)                                 In the event of Group’s continued or repeated failure to compensate Group Providers or other healthcare providers within the time limits required by this Agreement as set forth in Section 13.4, Blue Shield may elect to pay claims on behalf of Group and offset the amount of such payments, along with a monthly administrative fee (not to exceed 10% of monthly Capitation) from any amounts then or thereafter owed by Blue Shield to Group, including capitation.  Prior to any such action, Blue Shield shall have provided Group with written notice of the repeated failures and an opportunity to cure the noncompliance.

(c)                                  Group acknowledges that any such direct payments to Group Providers by Blue Shield constitute partial mitigation of damages incurred by Blue Shield for Group’s failure to perform its obligations under this Agreement.

IV.  PERFORMANCE OF DELEGATED FUNCTIONS

4.1                                 Delegation.  Blue Shield delegates to Group the responsibilities set forth in Exhibit F, attached hereto, and Group agrees to accept and perform such delegated responsibilities in full compliance with the delegation criteria and standards for performance of delegated activities set forth in Exhibit F, and the Provider Manual.  Responsibility for all functions not so delegated is retained by Blue Shield.  With respect to matters delegated, Blue Shield retains final authority and responsibility, including without limitation, the determination of the Medical Necessity of Covered Services, the determination as to which services are Covered Services, and the determination as to who is or is not a Member.

4.2                                 Blue Shield Monitoring and Oversight.  Group acknowledges Blue Shield’s responsibility to monitor Group’s compliance with the delegation criteria and standards and agrees to cooperate with Blue Shield’s monitoring of such compliance, as set forth in Exhibit F, and the Provider Manual.

4.3                                 Termination of Delegation.

(a)                                  In the event that Blue Shield is dissatisfied for any reason with Group’s performance of delegated activities, Blue Shield may, in its sole discretion, modify Group’s status (with respect to all or a particular delegated activity) from fully delegated to delegated with corrective action.  Such notice of delegation with corrective action shall set forth the deficiencies perceived by Blue Shield in Group’s performance of delegated activities, and Group shall have ninety (90) days to correct such deficiencies to the reasonable satisfaction of Blue Shield.  In the event such deficiencies are not corrected to the reasonable satisfaction of Blue Shield, Blue Shield may, in its sole discretion, terminate the delegation or extend the period given Group to correct such deficiencies.

(b)                                 In lieu of the notice of delegation with corrective action and opportunity to correct deficiencies, as set forth in Paragraph 4.3(a) above, Blue Shield may at anytime within its sole discretion, terminate all or portions of the delegation granted to Group hereunder by providing no less than sixty (60) days prior written notice.  Blue Shield may also terminate all or portions of the delegation granted to Group hereunder if Blue Shield determines, after consultation with Group, that Group either no longer meets all criteria or is not performing (or is reasonably not likely to perform) the delegated activities in full compliance with the standards.  In such event, Blue Shield shall give to Group no less than thirty (30) days prior notice of such termination of delegation, and if Group, during such notice period, cures such deficiencies to Blue Shield’s reasonable satisfaction, Blue Shield may, in its sole discretion, withdraw such termination.  The reduction amount set forth in Exhibit F, is intended solely as a penalty and will cease when Group has demonstrated successful implementation of the corrective action plan.

(c)                                  Upon termination of all or part of the delegation pursuant to this Article IV, Blue Shield may, in its sole discretion, reduce the Capitation amount otherwise payable to Group hereunder by a per member amount as set forth in Exhibit F, for each delegated service, which amount is not intended to represent the portion of the capitation amounts that are allocated to cover the cost of performance of the delegate service by Group nor an estimate of the costs incurred by Blue Shield as a result of the termination of such delegation; rather, the amounts set forth in Exhibit F, are intended as a penalty for Group’s failure to meet the standards established for performance of the delegated service.

V.  OBLIGATIONS OF BLUE SHIELD

5.1                                 Directory and Use of Names.

(a)                                  Blue Shield shall develop a directory of Primary Care Physicians and certain specialists and other healthcare providers participating in Blue Shield which shall be distributed to Members.  Blue Shield may provide a draft of such directory to Group and Group may, within five (5) working days thereafter, submit to Blue Shield, any additions, deletions, or modifications to be included in the directory.  Group, on behalf of itself and each of its Group Providers, agrees that the following information may be included in Blue Shield’s marketing materials, Blue Shield publications provided to present or potential Members and subscriber groups, and in other written or electronic information sources provided to present or potential Members and subscriber groups: (i) Group’s name, address, phone number; (ii) the names, addresses, phone numbers, areas of practice of its Group Providers (and other provider specific information); and, (iii) such other types of information regarding Group and Group Providers which are reasonable to include in directories, marketing materials, or publications.  Group and Group Providers agree that in the event this Agreement is terminated, or the listing information is or becomes incorrect or incomplete, Blue Shield will have no obligation to correct, delete, or update such listing information until such time as Blue Shield, in its sole discretion, issues a new directory, marketing material, or Blue Shield publication.

(b)                                 Except as provided in subpart (a) above, neither Blue Shield nor Group shall use the other’s name, trademark(s), or service mark(s), without the other’s prior written consent, which consent shall not be unreasonably withheld.

5.2                                 Provider Manual.  Blue Shield shall develop a Provider Manual, and Group and Group Providers shall comply with its provisions.  Blue Shield may, in its discretion, periodically modify the Provider Manual by written notice to Group.  The Provider Manual, as so amended, is incorporated herein by reference.  To the extent of any conflict between this Agreement and the Provider Manual, the terms of this Agreement shall govern.  Blue Shield will provide Group with 60 days’ advance notice of any proposed changes in the Provider Manual.  In the event Group reasonably concludes that a change in the Provider Manual is material and would have an adverse financial impact on the Group, then Group and Blue Shield shall confer in good faith regarding the change.  If Group and Blue Shield are unable to reach agreement regarding the change, then Group may elect to terminate this Agreement pursuant to Section 12.2 hereof, and the Provider Manual change to which Group objected shall not be effective as to Group during the termination notice period.

5.3                                 Blue Shield Reports.  Blue Shield shall provide to Group such reports regarding utilization and other matters as set forth from time to time in the Provider Manual.

5.4                                 Administrative Services.  Blue Shield shall perform those services incident to the administration of a health care service plan including, but not limited to, the processing of enrollment applications, assignment of Members to PCPs, and the administration of claims for Covered Services which are not Capitated Professional Services or Capitated Hospital Services.

VI.  ELIGIBILITY OF BLUE SHIELD MEMBERS

6.1                                 Identification Cards and Verification.  Blue Shield shall issue identification cards to Members as set forth in the Provider Manual.  Production of such identification cards shall be indicative of a person’s status as a Member, but shall not be conclusive of such status.  Blue Shield shall provide or shall make available to Group in formats that may be accessed by Group electronically or telephonically, information regarding Member status and Group/Primary Care Physician selection.

6.2                                 Verification of Eligibility.  As set forth in the Provider Manual, Group and Group Providers shall verity the eligibility of Members and provide services to individuals claiming eligibility but whose name does not appear on Blue Shield’s Eligibility List.  Verification of eligibility shall not limit the rights of Blue Shield to retroactively adjust eligibility, as set forth in Paragraph 6.3 of this Agreement.

6.3                                 Eligibility List and Modifications.

(a)                                  Blue Shield shall provide to Group on a monthly basis within ten days of the start of the month, a member eligibility report and a member eligibility change report, as further described in the Provider Manual.  These reports shall be submitted to the Group electronically, unless both Blue Shield and the Group agree that it may be submitted in writing.  Blue Shield shall attempt to discourage retroactive cancellation or retroactive addition of Members.  However, Blue Shield may make exceptions as may be necessary for administrative or business reasons.  Subsequent Capitation to Group will be adjusted to reflect the retroactive addition or deletion of Members.  With the exception of retroactive changes for Members enrolled in Blue Shield 65 Plus and those Members enrolled through CalPERS and FEHBP, retroactive additions or deletions shall not exceed ninety (90) days.

(b)                                 In the event Blue Shield retroactively deletes a Member and Group has provided Capitated Services to such deleted Member during the period of retroactive deletion, Blue Shield shall compensate Group for such services only if Group has unsuccessfully billed the Member through two (2) billing cycles.  The amount owed by Blue Shield for such Covered Services provided during the period of retroactive deletion shall be the Blue Shield Allowable Rates set forth in Exhibit E., net of any Co-payments.  Notwithstanding the foregoing, Blue Shield shall have no obligation to compensate Group for such services in the event that such Member is covered during the period of retroactive deletion by another health care service plan, insurer, or third party payor (including Medicare).

(c)                                  In the event a person is retroactively added as a Member, Blue Shield’s financial responsibility shall be the payment of Capitation for the period of retroactive addition.  Any payments collected from such Member by Group or Group Providers for Covered Services hereunder, other than applicable Co-payments, shall be refunded to the Member.

VII.  COMPENSATION & FINANCIAL TERMS

7.1                                 Capitation Payments.

(a)                                  Blue Shield shall pay Group, on a monthly basis, the applicable Capitation set forth in Exhibit C.  Such Capitation shall be paid for Members not enrolled in the Blue Shield 65 Plus Benefit Program no later than the twentieth (20th) day of the month.  Capitation shall be paid for Members who are enrolled in Blue Shield’s Blue Shield 65 Plus Benefit Program no later than the later occurring of the twentieth (20th) day of the month or five (5) business days following the date Blue Shield receives the CMS capitation payment for such Members.

(b)                                 Medicare Primary.  For those Members for whom Medicare is primary, Group or Group Providers shall bill Medicare as the primary payer for Medicare covered benefits.  For such Members, Blue Shield shall pay a reduced Capitation as set forth in Exhibit C., and Group shall be financially responsible for all Capitated Professional Services (including those which are not Medicare benefits) which are Covered Services for said Members.  In addition, neither Group nor Group Providers may charge or collect from such Members the Member’s Medicare coinsurance and deductible.  The Medicare Primary Member, however, shall be responsible for his/her applicable Co-payment set forth in the applicable Health Services Contract and Evidence of Coverage.

(c)                                  The Capitation paid shall be for all Members eligible on the first (1st) day of the month for which the Capitation is to be paid, who have chosen a Group physician as their PCP.  Group shall accept payment of Capitation in accordance with this Agreement, and applicable Co-payments and coordination of benefits collections, as payment in full for all Capitated Professional Services, administrative services, and other services rendered by Group pursuant to this Agreement.

(d)                                 In the event this Agreement terminates on a day other than the last day of a month, Blue Shield may pro-rate the Capitation due for said month based on the number of days in said month covered by the Agreement to the total number of calendar days in said month.

7.2                                 Services Other Than Capitated Professional Services.

(a)                                  In the event that Group provides Emergency Services, Urgent Care Services, or authorized Covered Services to Blue Shield’s HMO members who are not Members hereunder (and for whom such services are not the financial responsibility of another capitated Blue Shield medical group), Group shall bill Blue Shield for the provision of such services as set forth in the Provider Manual.  Blue Shield shall pay Group for the services described in this Paragraph 7.2 at the rates set forth in Exhibit E., minus any applicable Co-payment.  All such billings shall be delivered to Blue Shield within sixty (60) days of the date of service.  Blue Shield may deny payment for any bills not received by Blue Shield within one hundred eighty (180) days of the date of service and in such event, neither Group nor Group Providers may bill the Member for such services.

(b)                                 Notwithstanding the foregoing subpart (a), in the event that Blue Shield is not the primary payor, Group shall not make any demand for payment from Blue Shield until all primary sources of payment have been pursued.  Blue Shield’s obligation hereunder with respect to such Covered Services provided to members who are not Members hereunder, shall be limited to the amount, if any, which when added to the amount obtained by Group from such primary payors, equals the amount of compensation to which Group is entitled under this Agreement for such services.

7.3                                 Co-payments.  Group shall collect and retain, as additional compensation, the Member’s applicable Co-payment for Covered Services provided.  Such Co-payment obligation shall not be waived by Group or Group Providers.

7.4                                 Stop Loss Coverage.  During the term of this Agreement, Group shall either obtain professional stop loss coverage through Blue Shield under the terms and conditions set forth in Exhibit H attached hereto or shall obtain professional stop loss coverage from a third party insurer acceptable to Blue Shield.  Upon request, certificates and other proof of such coverage shall be provided to Blue Shield.  Group shall provide Blue Shield with timely notice of cancellation of coverage or change in carrier.  If Group elects to have Blue Shield provide such stop loss coverage, by so indicating on the Signature Page hereto, Blue Shield shall provide and charge Group for stop loss coverage as set forth in Exhibit H.

7.5                                 Shared Savings Programs.

(a)                                  Blue Shield shall establish a Shared Savings Program pursuant to which Blue Shield and Group share savings for the cost of Covered Shared Savings Services provided to Members during the Agreement Year.  The provisions of the Shared Savings Program for Members who are enrolled in Benefit Programs other than Blue Shield 65 Plus are set forth in Part A of Exhibit D.  The provisions of the Shared Savings Program for Blue Shield 65 Plus Members are set forth in Part B of Exhibit D.

(b)                                 Blue Shield shall establish a Pharmacy Shared Savings Fund Program pursuant to which Blue Shield and Group share savings for the cost of Covered Outpatient Prescription Drug services provided to Blue Shield 65 Plus Members during the Agreement Year.  The provisions of the Pharmacy Shared Savings Fund Program are set forth in Part C, of Exhibit D.

(c)                                  Blue Shield may offset any amount owed to Blue Shield by Group under a Shared Savings Program, Pharmacy Shared Savings Fund, or other risk sharing or incentive agreement (regardless of year owed or under which agreement owed) from any amount, other than Capitation and Professional Stop Loss Program payments made pursuant to Exhibit H, owed by Blue Shield to Group under this or any other agreement between Blue Shield and Group.

(d)                                 In the event that Group has contracted with a provider for services at rates which are more favorable than the rates obtained by Blue Shield and a Shared Savings Service is provided by such provider to a Member hereunder, Group shall make best efforts to cooperate with Blue Shield to obtain such more favorable rate for the provision of Shared Savings Service to such Member.

(e)                                  In the event Group wishes to dispute Blue Shield determinations regarding the Shared Savings Program settlements, it shall notify Blue Shield in writing within sixty (60) days following such settlement determination, and if such dispute is not resolved by the parties, Group may request arbitration as set forth in Article XI.

7.6                                 Blue Shield POS Benefit Program.  This Agreement shall apply to Blue Shield POS Benefit Programs only if so indicated on Exhibit A, attached hereto.  Compensation to Group for Members enrolled in a Blue Shield POS Benefit Program shall be as described in Exhibit G-2 attached hereto.  Blue Shield may offset surpluses in the POS Out-of-Network Funds settlements against any deficits in any other risk or incentive agreement.  Blue Shield shall not offset any deficits in the POS Out-of-Network Funds settlements against any other amounts owed to Group by Blue Shield.

7.7                                 Third Party Liens.  In the event a Member seeks and obtains a recovery from a third party or a third party’s insurer for injuries caused to that Member, and only to the extent permitted by the Member’s Evidence of Coverage and by California law, Group shall have the right to assert a third party lien for and to recover from the Member the reasonable value of Capitated Professional Services provided to the Member by Group for the injuries caused by the third party.  Group’s pursuit and recovery under third party liens shall be conducted in strict accordance with the procedures set forth in the Provider Manual.  Blue Shield shall similarly have the right to assert a lien for and recover for payments made by Blue Shield for such injuries.  Group shall cooperate with Blue Shield in identifying such third party liability claims and in providing such information, within such time frames, as set forth in the Provider Manual.

7.8                                 Groups Organized By Geographic Regions.  In the event that Blue Shield and Group have agreed that Group will provide services to Members in specified multiple geographic regions, such regions shall be described in Exhibit A., and Blue Shield shall pay Group Capitation based upon the region in which the Member selects a Group PCP.  Shared Savings settlements shall be determined on a region by region basis, with any amounts owed by Blue Shield to Group for one region(s) offset by any amounts owed by Group to Blue Shield for any other region(s).

7.9                                 Purpose of Incentive Programs.  The parties understand that any payments made directly or indirectly to the Group under the incentive provisions set forth in this Agreement, including the Shared Savings Program (Paragraph 7.5), are not made as an inducement to reduce or limit Medically Necessary Covered Services to any specific Member.

7.10                           Blue Shield Timeliness Guarantee.  Except for reasons not attributable to Blue Shield (e.g., natural disaster), in the event that Blue Shield fails to:

(i)                                     Provide to Group a Member eligibility list on or before the 10th day of each month, Blue Shield shall, as a penalty, pay to Group ten cents ($0.10) for each Member, as the number of Members are determined by the list once provided.  If the list is provided by the 10th day of the month, no penalty is payable even if the list is incomplete or is subsequently corrected; and,

(ii)                                  Pay monthly Capitation to Group within the time limits required by this Agreement, Blue Shield shall pay interest on the unpaid Capitation until paid, at the Bank of America prime rate plus two percent (2%) per annum.  Such interest is not payable if Capitation is paid within such time limits, regardless of whether such Capitation is incomplete or subsequently corrected.

7.11                           Encounter Data Submission Penalties.  Based on Blue Shield’s quarterly determinations and following no less than thirty (30) days prior notice to Group, Blue Shield may withhold a portion of Group’s Capitation, as set forth in Exhibit C., in the event that Blue Shield determines that a significant portion (as described in the Provider Manual) of the monthly Encounter Data which Group is obligated to provide (Paragraph 2.12) has not been delivered to Blue Shield within the prior quarter.  If at the quarterly determination next following such withhold, Blue Shield determines that Group has satisfactorily delivered to Blue Shield the previously non-delivered Encounter Data, such withheld Capitation shall be paid to Group, without interest.  In the event that Group does not deliver such Encounter Data to Blue Shield prior to such quarterly determination, Blue Shield shall be entitled to retain such withheld Capitation and will continue to deduct from the Group’s Capitation and retain such deductions as described in Exhibit C, from each quarter’s Capitation.  If at a later date Group resumes the timely and complete submission of encounter data as required by this Agreement, then Blue

Shield will cease deducting these penalties from Group’s Capitation beginning as of the month in which compliance is demonstrated by Group.

VIII.  PROTECTION OF MEMBERS

8.1                                 Non-discrimination.  Except as otherwise provided in this Agreement, Group and Group Providers shall make Capitated Services available to Members in the same manner, in accordance with the same standards, and with no less availability as Group and Group Providers provide services to their other patients.  Group and Group Providers shall not discriminate against any Member in its provision of Covered Services on account of race, sex, color, religion, national origin, ancestry, age, physical or mental handicap, health status, disability, need for medical care, sexual preference, or veteran’s status, or status as a Member of Blue Shield.

8.2                                 Credentialed Providers.  In providing Capitated Services hereunder, and except as otherwise provided in Paragraph 2.4, Group shall utilize only Group Providers who are credentialed and re-credentialed in accordance with Blue Shield’s standards as set forth in the Provider Manual.  Group and/or each Group Provider shall provide to Blue Shield, on request, credentialing information, in such form as reasonably required by Blue Shield.

8.3                                 Charges to Members.

(a)                                  In no event, including but not limited to nonpayment by Blue Shield or Group, or Blue Shield’s or Group’s insolvency or breach of this Agreement (or breach by Group of its agreement with Group Provider), shall Group and Group Providers bill, charge, collect a deposit from, impose a surcharge on, seek compensation, remuneration or reimbursement from or have any recourse against, Members or an individual responsible for their care for Covered Services.  Nor shall Group or a Group Provider seek payment from Members or individuals responsible for their care, for payments for Covered Services denied by Blue Shield or Group because such bill or claim was not timely or properly submitted, or because the rendered services were not Medically Necessary or Authorized.  Whenever Blue Shield receives notice of a violation of this Paragraph 8.3, it shall take appropriate action (including without limitation the right to reimburse the Member the amount of any payment and offset the amount of such payment from any amounts then or thereafter owed by Blue Shield to Group).

(b)                                 Group and Group Providers shall not bill or collect from a Member any charges in connection with Non-Covered Services, non-Authorized services, or services determined not to be Medically Necessary unless Group, or as applicable, the Group Provider, has first obtained a written acknowledgment from the Member that such services are either not Covered Services, not Authorized, or not Medically Necessary, and that the Member, or the Member’s legal representative, is financially responsible for the cost of such services.  Such acknowledgment shall be obtained prior to the time that such services are provided to the Member and shall be in such form as meets the applicable requirements set forth in the Provider Manual.

(c)                                  Group agrees that, in the event of Blue Shield’s insolvency or other cessation of operations, Covered Services to Members will continue through the period for which their premiums have been paid, and Covered Services to Members confined in an inpatient facility on the date of insolvency or other cessation of operations will continue until the Member’s discharge.

(d)                                 The provisions of this Paragraph 8.3 shall:  (i) survive the termination of this Agreement (and any agreement between Group and Group Provider) regardless of the cause giving rise to termination and shall be construed to be for the benefit of Members; and, (ii) supersede any oral or written contrary agreement (now existing or hereafter entered into) between the Group or Group Provider and the Member.

(e)                                  The provisions of this Paragraph 8.3 shall be incorporated into any agreement between the Group and its contracted healthcare providers.  This Paragraph 8.3 shall not be changed without the prior approval of the appropriate government regulatory agency.

8.4                                 Protection of Members.  In the event that Blue Shield or a Member notifies Group that a Group Provider (or physician providing coverage for such Group Provider), or another provider who provided Capitated Professional Services to the Member is billing, suing, or otherwise attempting to collect (“Collection”) payment from the Member or person responsible for the Member’s care, other than Co-payments, Group shall immediately take all reasonable and appropriate actions to stop such Collection.  In the event that Group is unable to timely stop such Collection, as determined by Blue Shield, Blue Shield may take any steps it deems appropriate, including payment of the claim, to stop such Collection.  In such event, Blue Shield may deduct and offset such payment from any amount then or thereafter payable by Blue Shield to Group.

8.5                                 Benefits Determination.  All final decisions regarding coverage are reserved to Blue Shield, and Group shall refer Members who have inquiries or disputes regarding such coverage to Blue Shield for response and resolution.  This provision, however, does not and shall not be construed to prohibit any physician from providing any medical treatment, or other advice which such physician believes to be in the best interest of the patient.

8.6                                 Member Complaints and Grievances.  Group shall promptly notify Blue Shield of receipt of any claims, including professional liability claims filed or asserted by a Member against Group or a Group Provider.  Group shall cooperate with Blue Shield in identifying, processing, and resolving all Member grievances and other complaints, in accordance with Blue Shield’s complaint/grievance process and time limits set forth in the Provider Manual, as well as in accordance with such time limits as required by state and/or federal law.  Group shall comply with Blue Shield’s resolution of any such complaints or grievances including specific findings, conclusions and orders of the Department of Managed Health Care.

8.7                                 Medical Necessity Assistance.  In all cases where the Group and/or a Group Provider has made a determination regarding the Medical Necessity of a medical service requested or provided to a Member, Group shall, upon the request of Blue Shield, assist Blue Shield in determining the Medical Necessity of such service and provide relevant medical records to Blue Shield and participate in any grievance, arbitration, and/or other proceedings in which such Medical Necessity determination is an issue.  Moreover, Group agrees to cooperate with and abide by the Medical Necessity determination of any external review entity to which Blue Shield is either obligated by law to submit such disputes or for which Blue Shield has implemented a program to submit such disputes to external review.

8.8                                 Free Exchange of Information.  No provision of this Agreement shall be construed to prohibit, nor shall any provision in any contract between Group and its employees or subcontractors prohibit, the free, open and unrestricted exchange of any and all information of any kind between health care providers and Members regarding the nature of the Member’s medical condition, the health care treatment options and alternatives available and their relative risks and benefits, whether or not covered or excluded under the Member’s health plan, and the Member’s right to appeal any adverse decision made by Group or Blue Shield regarding coverage of treatment which has been recommended or rendered.  Moreover, Group shall not penalize nor sanction any health care provider in any way for engaging in such free, open and unrestricted communication with a Member nor for advocating for a particular service on a Member’s behalf.

8.9                                 Insurance.

(a)                                  Group and Group Providers shall maintain professional liability (malpractice) insurance and general liability insurance coverage in the minimum amount of One Million Dollars ($1,000,000) per occurrence and Three Million Dollars ($3,000,000) annual aggregate per physician per year for all physicians who are partners, associates or employees of Group and warrants that all physicians with which Group contracts will carry professional liability coverage in the same amount.  If Group or its Group Providers or subcontracts have a claims made malpractice insurance policy, then they agree to keep the policy in effect for at least five (5) years past any termination of this Agreement or purchase extended reporting coverage (tail insurance).

(b)                                 Each Group Provider who is not a physician shall maintain insurance as set forth above, but with commercially reasonable policy limits appropriate to the risk being insured.

(c)                                  Group and Group Providers shall maintain Workers’ Compensation insurance covering all employees of Group or, as applicable, of Group Provider.

(d)                                 Group shall notify Blue Shield and provide evidence to Blue Shield at the time of any amendment, change or modification to such insurance coverage and at any time on reasonable request by Blue Shield during the term of this Agreement.

IX.  MEDICAL RECORDS & CONFIDENTIALITY

9.1                                 Medical Records.  Group and Group Providers shall maintain the usual and customary records for Members in the same manner as for other patients of Group and Group Providers, Group will require that all Group Physicians establish and maintain in an accurate and timely manner for each Member who has obtained care from such physician a medical record which is organized in a manner which contains such demographic and clinical information as is necessary, in the opinion of the Blue Shield medical director and the Group medical director, to provide documentation as to the medical problems and medical services provided to the Member.  Such record shall include a historical record of diagnostic and therapeutic services recommended or provided by, or under the direction of, the provider.  Such records shall be in such a form as to allow trained health professionals, other than the provider, to readily determine the nature and extent of the Member’s medical problem and the services provided and permit peer review of the care provided.  Such records shall, on request, and within reasonable time requirements, be made available without charge to Blue Shield and its designated agents.  Without limiting the foregoing, Group shall, without charge, transmit Member’s medical records information to a Member’s other providers, to Government Officials, and to Blue Shield for purposes of utilization management, quality improvement and other Blue Shield administrative purposes.  Upon termination of this Agreement, or the re-assignment or transfer of Members, one copy of such records shall be provided without charge to the Member’s new medical group upon request.

9.2                                 Confidentiality.  Group and Group Providers shall comply with all applicable state and federal laws regarding privacy and confidentiality of medical information and records, including mental health records.  Group and Group Providers shall develop policies and procedures to ensure that Member medical records are not disclosed in violation of Cal. Civ. Code §§ 56, et seq.  To the extent Group receives, maintains or transmits medical or personal information of Members electronically, Group shall comply with all state and federal laws relating to the protection of such information including, but not limited to, the Health Insurance Portability and Accountability Act (HIPAA) provisions on security and confidentiality and any CMS regulations or directives relating to Medicare beneficiaries.

9.3                                 Member Access to Records.  Group and Group Providers shall ensure that Members have access to their medical records in accordance with the requirements of state and federal law.

X.  COOPERATION WITH AUDITS & CERTIFICATIONS

10.1                           Disclosure of Records.

(a)                                  Group and each Group Provider shall comply with all provisions of the Omnibus Reconciliation Act of 1980 regarding access to books, documents, and records.  Without limiting the foregoing, Group shall maintain such records and provide such information to Blue Shield as well as to DMHC, CMS, any Peer Review Organization (“PRO”) with which Blue Shield contracts as required by CMS, the U.S. Comptroller General, their designees and any other governmental officials entitled to such access by law (collectively, “Governmental Officials”) as required by law and as may be necessary for compliance by Blue Shield with the provisions of all state and federal laws governing Blue Shield.  Blue Shield and Government Officials shall have access to, and copies of, at reasonable time upon request, the medical records, books, charts, and papers relating to the Provider’s provision of health care services to Members, the cost of such services, and payment received by the Provider from the Member (or from others on their behalf), and to the financial condition of the provider.  Such records described herein shall be maintained at least six (6) years from the end of each Agreement Year, and, if this Agreement is applicable to Blue Shield 65 Plus, six (6) years from the close of CMS’ fiscal year in which the contract was in effect (or for a particular record or group of records, a longer time period when or DMHC requests such longer record retention and Group is notified of such request by Blue Shield), and in no event for a shorter period than as may be required by the Knox-Keene Act and the regulations promulgated thereunder.  All records of Group/Providers shall be maintained in accordance with the general standards applicable to such book or record keeping and shall be maintained during any governmental audit or investigation.

(b)                                 Group shall, on request, disclose to Government Officials the method and amount of compensation or other consideration to be received by it from Blue Shield or payable by Group to its subcontractors.  Group shall maintain and make available to Government Officials:  (i) its subcontracts, and (ii) compensation/financial records relating to such subcontracts and compensation from Blue Shield.

(c)                                  Upon forty-eight (48) hours notice, Group shall make any records of its quality improvement and utilization review activities pertaining to Members and provider credentialing files available to Blue Shield’s quality and utilization review committee.  Such sharing of records between the two committees shall be in accordance with, and limited to, Sections 1157 of the California Evidence Code and 1370 of the California Health and Safety Code and shall not be construed as a waiver of any rights or privileges conferred on either party by those statutes.

(d)                                 Blue Shield, at its sole cost and expense, and with reasonable prior notice to Group, may from time to time audit the books and records of Group as they relate to its services, claims payments, authorization turn-around times, reporting, and billings under this Agreement.

10.2                           Site Evaluations.  Group and Group Providers shall permit Government Officials and Blue Shield to conduct periodic site evaluations and inspections of their facilities and records.  In the event that Government Officials or Blue Shield find any deficiencies in such facilities or records, Group, or Group Provider, as applicable, shall have thirty (30) days to substantially correct such deficiencies which are identified by such Government Officials or Blue Shield.

10.3                           Accreditation Surveys.  Group and Group providers shall cooperate in the manner described in Paragraphs 10.1 and 10.2 hereof with respect to surveys and site evaluations relating to accreditation of Blue Shield by NCQA or any other accrediting organization.  Further, Group agrees to implement any changes reasonably required as a result of all such surveys.

10.4                           Compliance Monitoring.  Group shall cooperate with Blue Shield in the performance of any monitoring, studies, evaluations analyses or surveys required by Government Officials or accrediting organizations of Group’s performance of services hereunder.

XI.  RESOLUTION OF DISPUTES

11.1                           Provider Dispute Resolution Procedure.  Blue Shield and Group agree to meet and confer in good faith to resolve any disputes that arise under this Agreement, except for dispute relating to the procedure whereby this Agreement may be terminated, which disputes shall be governed exclusively by Paragraph 11.2 hereof.  If such disputes remain unresolved, they may be referred to the Blue Shield Provider Dispute Resolution Committee.  Disputes may be submitted in writing addressed to Blue Shield Dispute Resolution Committee, Attn: Network Manager, Provider Services, P. O. Box 629011, El Dorado Hills, CA 95762-9011.  Disputes referred to the Blue Shield Provider Dispute Resolution Committee shall be decided within thirty (30) days of referral.  If such disputes cannot be resolved by the Blue Shield Provider Dispute Resolution Committee, Blue Shield and Group agree to submit the dispute to binding arbitration pursuant to Section 11.2 of this Agreement.  Group further agrees that the procedures set forth in this Paragraph 11.1 may be used in the event that a Group Provider has a dispute with Group.  Pursuit by Group of a dispute through the processes described in this Article XI, shall not modify nor relieve Group of any obligations to continue to provide services to Members in accordance with and to comply with all terms of this Agreement.

11.2                           Arbitration of Disputes.  If any dispute, controversy, or misunderstanding (other than a claim of medical malpractice) arises between the parties to this Agreement which exceeds the jurisdiction of Small Claims Court, which was not resolved in the Provider Dispute Resolution procedure set forth in Paragraph 11.1, and which may directly or indirectly concern or involve any term, covenant, or condition hereof, the parties shall settle the dispute by final and binding arbitration in San Francisco, Los Angeles, San Diego or Sacramento, California, whichever city is closest to the Group.  Arbitration shall be conducted under the Commercial Rules of the American Arbitration Association.  The arbitration decision shall be binding on both parties.  It is agreed that the arbitrator shall be bound by applicable state and federal law and that the arbitrator shall issue written findings of fact and conclusions of law.  The arbitrator shall have no authority to award damages or provide a remedy which would not be available to such prevailing party in a court of law nor shall the arbitrator have the authority to award punitive damages.  The cost of the arbitration shall be shared equally by Group and Plan.  Each party shall be responsible for its own attorneys’ fees.

11.3                           Cooperation With Member Disputes.  Group and Group Providers shall cooperate in the Member grievance and appeals process as described in the Provider Manual.

XII.  TERM & TERMINATION

12.1                           Term.  When executed by both parties, this Agreement shall become effective as of the Effective Date, and shall continue in effect for two (2) years thereafter, unless earlier terminated as set forth below.  Unless either party notifies the other party at least one hundred eighty (180) days prior to the expiration of said initial two (2) year term, this Agreement shall, following expiration of the initial term, continue in effect for additional one (1) year terms until terminated as set forth below.

12.2                           Termination Without Cause.  Either party may terminate this Agreement at anytime without cause by giving to the other party at least one hundred eighty (180) calendar days written notice of termination.  The termination shall become effective the first day of the month following the expiration of the notice period.

12.3                           Termination for Cause.  Either party may, subject to the cure period set forth in Paragraph 12.4, terminate this Agreement for material cause after written notice as set forth hereinafter.  The following shall constitute a material cause for termination:

(a)                                  By Group if: (i) Blue Shield fails to pay Group the Capitation due to Group hereunder within twenty (20) days of such payment’s due date; or, (ii) revocation of Blue Shield’s license necessary for the performance of this Agreement; or, (iii) Blue Shield breaches any material term, covenant, or condition of this Agreement.

(b)                                 By Blue Shield if: (i) the filing of bankruptcy by a parent or subsidiary or substantial deterioration in the financial condition of a parent, affiliate or subsidiary, or, (ii) Group fails to provide quality medical services consistent with the standards set forth in this Agreement and in the Provider Manual; or, (iii) Group breaches any material term, covenant, or condition of this Agreement.

Notwithstanding any provision of Paragraph 12.4 to the contrary, Blue Shield may immediately terminate this Agreement in the event that Group is excluded from participation in Medicare or Group fails to maintain all insurance required herein, or if Blue Shield, after consultation with Group, determines in good faith that continuation of this Agreement may reasonably be expected to jeopardize the health, safety, or welfare of Members, or if Blue Shield reasonably determines, after consulting with Group, that Group is likely to be financially unable to provide and/or pay for, in a competent and timely manner, Capitated Professional Services.

12.4                           Notice and Cure Period.  A party seeking to terminate this Agreement for material breach shall notify the other party in writing of the nature of the breach and the other party shall have thirty (30) days from the receipt of such notice to cure or otherwise eliminate such cause.  If the other party does not remedy the breach, to the reasonable satisfaction of the non-breaching party, this Agreement shall terminate at the end of the thirty (30) day period.

12.5                           Termination Not an Exclusive Remedy.  The termination of this Agreement by either party pursuant to this Article XII is not an exclusive remedy and such terminating party retains whatever rights in law or equity as may be necessary to enforce its rights under this Agreement.

12.6                           Effect of Termination.  As of the date of termination, this Agreement shall be considered of no further force or effect whatsoever, and each of the parties shall be relieved and discharged herefrom, except that:

(a)                                  Termination shall not affect any rights or obligations hereunder which have previously accrued, or shall hereafter arise with respect to any occurrence prior to termination, and such rights and obligations shall continue to be governed by the terms of this Agreement.

(b)                                 Group shall, at Blue Shield’s option, continue rendering Capitated Professional Services after the termination of this Agreement to Members assigned to Group at the capitation rates in effect immediately prior to the date of termination, for the duration of the contracts in effect with Blue Shield through which Members are enrolled with Blue Shield, or until such time as Blue Shield has arranged for an alternative source of services for each such Member from other contracting providers.

(c)                                  Group shall, in the event of Blue Shield’s insolvency, continue rendering Capitated Professional Services to any Member who is an inpatient of a hospital until such Member’s discharge or transfer to another appropriate facility.

(d)                                 The following paragraphs of this Agreement shall survive the termination of this Agreement, whether such termination is the result of rescission or otherwise: Paragraphs 2.9(b), 3.1, 5.1, 8.3, 8.4, 8.6, 8.7, 8.8, 10.1, 11.1, 11.2, 14.9, and 14.10.

XIII.  COMPLIANCE WITH LEGAL REQUIREMENTS

13.1                           Consistency with State Law.  This Agreement is subject to the requirements of Chapter 2.2 of Division 2 of the California Health & Safety Code (the Knox-Keene Act) and of Subchapter 5.5 of Chapter 3 of Title 10 of the California Administrative Code.  Any provision required to be in this Agreement by either of the above Codes shall bind Blue Shield and Group, whether or not provided in this Agreement.  Group shall require that Group Providers similarly comply with all applicable provisions of the Act and Rules.

13.2                           Consistency with Federal Law.  If this Agreement applies to Blue Shield 65 Plus, Group shall comply and Group shall require that its Group Providers comply with the statutes and regulations and CMS instructions which govern Blue Shield’s Agreement with CMS.  Moreover, Group and Group Providers shall comply with the additional obligations set forth in Exhibit G-l hereto.  Group also agrees that, to the extent ERISA statutes and regulations apply to the claims payment and Member complaint functions performed by Group, Group and Group Providers shall comply with all such requirements.

13.3                           Coordination of Benefits.  Group agrees that coordination of benefits, benefit determinations under the Medicare Secondary Payor rules, and Workers’ Compensation recoveries shall be conducted by Group in accordance with the procedures set forth in the Provider Manual.

13.4                           Timely Payment.  In making payments to Group Providers and other providers for Capitated Professional Services as set forth in Article III, hereof, Group shall comply and shall cause all subcontractors to whom claims payment obligations are delegated to comply with the timeliness requirements set forth in applicable state and federal law, including, but not limited to, Section 1371 of the Knox-Keene Act and any applicable CMS rules and regulations.

13.5                           Disclosure of Provider Profiling.  Group shall, upon request from Blue Shield and as further described in the Provider Manual, provide Blue Shield with information regarding any “economic profiling” of Group Providers by Group in order to permit Blue Shield to comply with the provisions of Section 1367.02 of the Knox-Keene Act.  Further, to the extent that group utilizes “economic profiling” as defined in Section 1367.02, Group shall provide copies of economic profiling information to Group Providers in accordance with the requirements of Section 1367.02.

13.6                           Provider Terminations.  In the event that a subcontract with a Group Provider is denied, suspended or terminated, Group shall provide the provider with written notice of the reason for the action as required by state and federal law, including any standards and profiling data Group used to evaluate the provider, the number and mix of similar health care providers that Group needs (if applicable), and notice of the provider’s right to appeal the action, including notice of the process and timing to request a hearing.  In the event Group terminates a contract with a Group Provider for deficiencies in the quality of care provider, Group shall give notice of the action to the appropriate licensing and disciplinary bodies.

13.7                           Financial Solvency Reporting  The Group shall, as further described in the Provider Manual, submit Quarterly and Annual reports to the Department of Managed Health Care in compliance with the legal requirements of Subchapter 5.5 of Chapter 3 of Title 28, California Code of Regulations §1300.75.4.2.

13.8                           Blue Shield Reporting Requirements  Blue Shield shall submit Quarterly and Annual reports to the Department of Managed Health Care in compliance with the legal requirements of Subchapter 5.5 of Chapter 3 of Title 28, California Code of Regulations § 1300.75.4.3.

XIV.  GENERAL PROVISIONS

14.1                           Waiver of Breach.  The waiver of any breach of this Agreement by either party shall not constitute a continuing waiver of any subsequent breach of either the same or any other provisions of this Agreement.

14.2                           Amendments.  Except as provided in this Paragraph 14.2 and in Paragraphs 1.5 and 5.2, this Agreement may be amended only by mutual, written consent of Blue Shield and Group’s duly authorized representatives.  Notwithstanding the foregoing, or if Blue Shield’s legal counsel determines in good faith that this Agreement must be modified to be in compliance with applicable federal or state law or to meet the requirements of accreditation organizations which accredit Blue Shield and its providers, Blue Shield may amend this Agreement by delivering to Group (the “Notice Date”) a copy of the modifications (the “Legally-Required Modifications”) along with the reasons therefore, and such modification(s) shall be deemed accepted by Group and an amendment to this Agreement if Group does not, within thirty (30) days following said Notice Date, deliver to Blue Shield its written objection of such Legally- Required Modification(s).  In the event that Group timely objects to such Legally-Required Amendment, then Group and Blue Shield shall confer in good faith regarding the amendment.  In the event Group and Blue Shield cannot resolve Group’s objection, Group may terminate this Agreement on ninety (90) days prior written notice to Blue Shield and the amendment to which Group objected shall not be effective as to Group during the termination notice period.

14.3                           Entire Agreement.  This Agreement, all attachments and Exhibits referenced in this Agreement and attached hereto, and the Provider Manual, as amended from time to time, are incorporated herein by reference, and constitute the entire understanding between the parties relating to the subject matter hereof.  This Agreement does not supersede or modify any agreement between the parties pertaining to Blue Shield’s PPO Benefit Programs, including without limitation, any Physician Member Application and Agreement between the parties or between Blue Shield and Group physicians.

14.4                           Independent Contractors.  In the performance of each party’s work, duties, and obligations pursuant to this Agreement, each of the parties shall at all times be acting and performing as an independent contractor, and nothing in the Agreement shall be construed or deemed to create a relationship of employer and employee or partner or joint venturer or principal and agent.  Each party agrees to indemnify, defend and hold harmless the other party from any claims, causes of action or costs, including reasonable attorneys’ fees, arising out of the indemnifying parties alleged or actual negligence or otherwise improper performance of its obligations hereunder.

14.5                           Notices.  Any notices or other communication made or contemplated by this Agreement to be in writing shall be deemed to have been received by the party to whom it is addressed three (3) days after it is deposited in the United States mail, certified postage prepaid, return receipt requested, or the date of delivery by Federal Express or similar commercial courier service, and addressed as set forth in Exhibit A., or to such other address as either party from time to time informs the other in writing.  Further, notice may be given during normal business hours by facsimile transmission to the number set forth in Exhibit A, which shall be deemed received upon facsimile transmission confirmation, or by personal delivery to the address set forth in Exhibit A, which shall be deemed received upon receipt of a signature from the person or office at the designated address.

14.6                           Third Party Beneficiaries.  Except as set forth in Paragraph 2.10, neither Members nor any other third parties are intended by the parties hereto to be third party beneficiaries under this Agreement, and no action to enforce the terms of this Agreement may be brought against either party by any person who is not a party hereto.

14.7                           Assignment. Subcontracting, and Addition of PCPs.

(a)                                  Neither Blue Shield nor Group shall assign, transfer, or subcontract its rights, duties, or obligations under this Agreement without the prior written consent of the other party.

(b)                                 For purposes of providing services to Members hereunder, Group may not add as PCPs any physician whose principal medical office is located outside the postal zip codes set forth as PCP Zip Codes in Exhibit A., without Blue Shield’s prior written consent, which consent may be granted or withheld by Blue Shield in its sole discretion.

14.8                           Interpretation of Agreement.  In the event of any ambiguity in this Agreement, this Agreement shall be interpreted according to its fair intent and not for or against any one party on the basis of which party drafted the Agreement.  This Agreement shall be governed in all respects, whether as to validity, construction, capacity, performance or otherwise, by the laws of the State of California and such federal laws as are applicable to Blue Shield.  If for any reason any provision of this Agreement is held invalid, the remaining provisions shall remain in full force and effect.  The captions herein are for convenience only and shall not affect the meaning or interpretation of the Agreement.

14.9                           Confidentiality/Trade Secrets.  The compensation terms of this Agreement and all terms relating to compensation shall be confidential.  Group shall not disclose such terms (other than to Government Officials) except with the prior written consent of Blue Shield.  However, nothing herein shall prohibit Group or Group Providers from disclosing to Members and others the method by which they are compensated (e.g., capitation, fee-for-service, etc.); it is the precise compensation amounts for which confidential treatment is required by this provision.

14.10                     Non-Solicitation.  During the term of this Agreement, and for one (1) year thereafter, neither Group nor Group Providers shall solicit, induce, or encourage any Member to disenroll from Blue Shield or select another health care service plan for healthcare services.  Notwithstanding the foregoing, Group and Group Providers shall be entitled to freely communicate with Members regarding any aspect of their health status or treatment.

14.11                     Association Disclosure.  Group hereby expressly acknowledges its understanding that this Agreement constitutes a contract between Group and Blue Shield, that Blue Shield is an independent corporation operating under a license from the Blue Cross and Blue Shield Association, an association of independent Blue Cross and Blue Shield Plans (“the Association”) permitting Blue Shield to use the Blue Shield Service Mark in the State of California, and that Blue Shield is not contracting as the agent of the Association.  Group further acknowledges and agrees that it has not entered into this Agreement based upon representations by any person other than Blue Shield and that no person, entity, or organization other than Blue Shield shall be held accountable or liable to Group for any of Blue Shield’s obligations to Group created under this Agreement.  This paragraph shall not create any additional obligations whatsoever on the part of Blue Shield other than those obligations created under other provisions of this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their authorized representatives:

BLUE SHIELD OF CALIFORNIA		PROSPECT HEALTHS GROUP MEDICAL

Signature:	/s/ Lisa Farnan	Signature:	/s/ Peter Goll

Print Name:	Lisa Farnan	Print Name:	Peter Goll

Title:	Vice President, Provider Relations	Title:	Senior Vice President, Business Development

Date:	9-25-03	Date:	9-17-03

GROUP TAX I.D. NUMBER:		95-4831101

GROUP IS A:	☒	IPA	☐	Ltd. Knox-Keene Licensee
	☐	Integrated Medical Group	☐	Other (Specify):
	☐	Foundation

IN RESPECT TO THE PROFESSIONAL STOP LOSS COVERAGE (AND APPLICABLE CHARGES BY PLAN), THE GROUP ELECTS AS FOLLOWS:

The Professional Stop Loss Coverage set forth in Schedule I:

	Will Participate	☐ ☒	Will NOT Participate

Exhibit A

HMO IPA/Medical Group Agreement

GROUP INFORMATION & BENEFIT PROGRAMS

Name of Group:  Prospect Health Source Medical Group

Effective Date:  07/01/2003

1.                                       Address for Notice:

If to Blue Shield	If to Group
Blue Shield of California	Prospect Health Source Medical Group
6701 Center Drive West	1920 E. 17th Street, #200
Los Angeles, CA 90045	Santa Ana, CA 92705
Attn: Lisa Farnan	Attn: Peter Goll
Fax No. :415-229-6290	Fax No: 310-338-1124

2                                          (a)                                  Group Regions:

(b)                                 Zip Codes (By Group Regions, if applicable)*:

3.                                       Benefit Programs: This Agreement is applicable to the following Benefit Programs:

(1)                                  Commercial Group, Point of Service and Individual Plans, including Healthy Families     ☒  Yes   ☐  No

(2)                                  Blue Shield 65 Plus (Medicare+Choice)     ☐  Yes   ☒  No

(3)	Other (Describe)

*                                         For Blue Shield 65+, Members will be permitted to select Group and its Primary Care Physicians if they reside anywhere within the Medicare contract service area in which Group is located, in accordance with Medicare guidelines.

Exhibit B

HMO IPA/Medical Group Agreement

DIVISION OF FINANCIAL RESPONSIBILITIES

Name of Group:  Prospect Health Source Medical Group

Effective Date:  July 1, 2003

Pursuant to the disclosure requirements as set forth in Title 28, California Code of Regulations § 1300.75.4.l (a), the attached Division of Financial Responsibility (DOFR), informs Group of the allocation of financial risk assumed under the contract.  The matrix details the responsibility for medical expenses, including physician, institutional and ancillary costs, which will be allotted to the group, the hospital, the plan and any shared risk funds.

Note: AB 2420 (The Richman Bill), which allows Medical Groups to exclude risk for injectable drugs administered in the physician’s office, does not apply to BSC Medicare 65 Plus.  Financial responsibility for these drugs remain Medical Group or Shared Savings responsibility as indicated below.

SEE FOLLOWING PAGES FOR

DIVISION OF FINANCIAL RESPONSIBILITIES

CHART

***  Confidential Information omitted and filed separately with the Securities and Exchange Commission.

SERVICES	MEDICAL GROUP	SHARED SAVINGS	BLUE SHIELD
PREVENTIVE SERVICES	***	***	***
• Health Education/Promotion	***	***	***
Immunizations/Serum:	***	***	***
• Adult Immunizations	***	***	***
• Childhood Immunizations first recommended for use by the American Academy of Pediatrics on or after 1/1/01 and Prevnar	***	***	***
• Other Childhood Immunizations	***	***	***
• Routine Physical Exams	***	***	***
• Vision/Hearing Screenings	***	***	***
HEALTH CARE PROFESSIONAL (OUTPATIENT AND OFFICE)	***	***	***

• Administration – injectable drugs and immunization mono-globulins	***	***	***
• Allergy Testing/Serum	***	***	***
• Amniocentesis	***	***	***
• Biofeedback	***	***	***
• Chiropractic (Non-Rider Benefit)	***	***	***
• Diagnosis, Therapy, Treatment & Triage	***	***	***
• Emergency Services Within Service Area or at nearest designated trauma center	***	***	***
• Emergency Services Outside Service Area - (or designated trauma center) — Commercial Members	***	***	***
• Office Visit Supplies (Splints, Casts, Bandages, Dressings, etc.)	***	***	***
• Office Visits/Consultation/Surgery	***	***	***
• Pathology/Radiology/Anesthesia (including Dental)	***	***	***
• Patient Counseling	***	***	***

*** All references to the division of financial responsibility have been deleted.

SERVICES	MEDICAL GROUP	SHARED SAVINGS	BLUE SHIELD
• Podiatry	***	***	***
• Pre-and Post-Transplant Services	***	***	***
• Acute Detox	***	***	***
• Psychiatric/Substance Abuse – Commercial Members whose benefits renew or become effective on or after 7/1/00.	***	***	***
• Urgent Care Services	***	***	***
HEALTH CARE PROFESSIONAL (INPATIENT)		***	***
• Diagnosis, Treatment & Therapy	***	***	***
• Emergency Services Within Service Area	***	***	***
• Emergency Services Outside Service Area – Commercial Members	***	***	***
• Pathology/Radiology/Anesthesia	***	***	***
• Transplant (all inclusive case rates)	***	***	***
• Transplant (physician fees excluded from case rate payment)	***	***	***
• Urgent Care Services	***	***	***
• Visits/Consultations/Surgery	***	***	***
FACILITY SERVICES (INPATIENT)	***	***	***
• Emergency Services Within Service Area	***	***	***
• Emergency Services Outside Service Area - Commercial Members	***	***	***
• Facility and Supplies	***	***	***
• Acute Detox	***	***	***
• Psychiatric/Substance Abuse for Commercial Members whose benefits have not been renewed since 7/1/00.	***	***	***
• Psychiatric/Substance Abuse- Commercial Members whose benefits renew or become effective on or after 7/1/00.	***	***	***
• Take Home Drugs	***	***	***
• Transplant	***	***	***
• Urgent Care Services	***	***	***

*** All references to the division of financial responsibility have been deleted.

SERVICES	MEDICAL GROUP	SHARED SAVINGS	BLUE SHIELD
FACILITY SERVICES (OUTPATIENT)	***	***	***
• Chemotherapy/Chemotherapy Drugs	***	***	***
• Detox	***	***	***
• Diagnostic Testing	***	***	***
• Emergency Services Within Service Area	***	***	***
• Emergency Services Outside Service Area – Commercial Members	***	***	***
• Endoscopic Studies not performed in physician’s office	***	***	***
• False Labor OB Check at Hospital	***	***	***
• Fetal Genetic Testing	***	***	***
• Fetal Monitoring	***	***	***
• Invasive Cardiology	***	***	***
• Lab/Radiology/Ancillary Services	***	***	***
• Lithotripsy	***	***	***
• Other Services	***	***	***
• Pre and Post Transplant Services	***	***	***
• Pre-admission Testing	***	***	***
• Psychiatric/Substance Abuse Day Treatment – Commercial Members whose benefits renew or become effective on or after 7/1/00.	***	***	***
• Psychiatric/Substance Abuse O/P Counseling – Commercial Members whose benefits renew or become effective on or after 7/1/00.	***	***	***
• Radiation Therapy	***	***	***
• Renal Dialysis	***	***	***
• Surgery/Surgical Procedures (Including Laser)	***	***	***
• Urgent Care Services	***	***	***
PREGNANCY AND MATERNITY CARE	***	***	***
• Alternate Birth Center	***	***	***
• Normal Delivery/C-Section	***	***	***
• Prenatal/Postnatal Visits	***	***	***

*** All references to the division of financial responsibility have been deleted.

SERVICES	MEDICAL GROUP	SHARED SAVINGS	BLUE SHIELD
FAMILY PLANNING	***	***	***
• Abortions	***	***	***
• Counseling	***	***	***
• Infertility (Diagnostics/Treatment - Limited Benefits)	***	***	***
• Tubal Ligation	***	***	***
• Vasectomy	***	***	***
DENTAL SERVICES (FOR REPAIR OF ACCIDENT/INJURY ONLY)	***	***	***
• Facility	***	***	***
• Professional	***	***	***
BLOOD	***	***	***
• Blood Transfusions	***	***	***
• Blood/Blood Products (Autologous)	***	***	***
• Blood/Blood Products from Blood Bank	***	***	***
• Clotting Factors	***	***	***
SKILLED NURSING FACILITY CARE (SNF)	***	***	***
• Facility	***	***	***
• Professional	***	***	***
INSTITUTIONAL HOSPICE	***	***	***
• Facility	***	***	***
• Professional	***	***	***
MEDICATIONS	***	***	***
• Facility Take Home Drugs	***	***	***
• Outpatient Prescription Drugs (Excluding Take Home, Injectables, & Blue Shield 65+)	***	***	***
• Therapeutic Injectables provided in MD office and other therapeutic injectables in an implantable dosage form not already specified in this DOFR	***	***	***
• High-Cost Injectables greater than $10,000 administered in MD Office as outlined in the Provider Manual	***	***	***

*** All references to the division of financial responsibility have been deleted.

SERVICES	MEDICAL GROUP	SHARED SAVINGS	BLUE SHIELD
• Chemotherapeutic Injectables provided in MD office (includes some Chemo-Injectables listed under High-Cost Injectables exclusion)	***	***	***
• Chemo-adjunct injectable therapies for side effects provided in MD office	***	***	***
• Therapeutic Injectables provided for self-administration as home use, either through contracted Alternate Care Services Provider, a Plan contracted pharmacy or Home Health Agency.	***	***	***
VISION CARE	***	***	***
• Implanted Lenses (Cataract Surgery)	***	***	***
• Lenses and Frames Incident to Cataract Surgery	***	***	***
• Non-Cataract Related Rx Lenses and Frames	***	***	***
• Vision Screening	***	***	***
HOME HEALTH CARE (HHC) & HOME HOSPICE	***	***	***
• Agency Visit	***	***	***
• Home Medical Equipment (HME)	***	***	***
• Medical Supplies/IV Solutions Associated with HHC Treatment Blue Shield	***	***	***
• Physician Home Visit	***	***	***
• Licensed Per Diem Hospice	***	***	***
REHAB THERAPY (PT, ST, OT, RT, CARDIAC)	***	***	***
• Inpatient	***	***	***
• Outpatient	***	***	***
OTHER SERVICES	***	***	***
• Colostomy/Ostomy Supplies/Parental/Enteral Nutritional Supplements (OP)	***	***	***
• Diabetic glucose testing machines, insulin pump & syringes	***	***	***
• Disposable Diabetic Testing Supplies	***	***	***
• Insulin	***	***	***

*** All references to the division of financial responsibility have been deleted.

SERVICES	MEDICAL GROUP	SHARED SAVINGS	BLUE SHIELD
• Orthotics/Prostheses (External) – Commercial -$50 or Under	***	***	***
• Orthotics/Prostheses (External) - Commercial –Over $50	***	***	***
• Surgically Implanted Devices	***	***	***
• Cancer Clinical Trials and all Covered Services directly relating to the provision of the said trials – Commercial.	***	***	***
AMBULANCE	***	***	***
• In Area	***	***	***
• Out of Area	***	***	***
OPTIONAL BENEFITS	***	***	***
• Acupuncture Rider	***	***	***
• Chiropractic Rider	***	***	***
• Dental Rider	***	***	***
• Outpatient Prescription Drug Rider	***	***	***
• Hearing Aids	***	***	***
• Infertility Rider (Gifts, etc.)	***	***	***
• Podiatric Rider	***	***	***
• Vision Rider	***	***	***

NOTE:  This is intended only as summaries guide of financial responsibility as stated in the contract.  It is not possible to list all medical services.  If you have any questions as to the financial responsibility for a service not listed above, Blue Shield follows Medicare guidelines for all product lines.  Services covered under Medicare Part A are Shared Savings Fund responsibility and services covered under Medicare Part B are Medical Group responsibility.

*** All references to the division of financial responsibility have been deleted.

Exhibit B-1

Injectables Notification/Waiver

The Richman Bill (AB 2420), mandates that health plans can no longer require IPA/Medical Groups to assume financial responsibility for injectable drugs over $250 per dose for Commercial Members.  This new law will be effective for provider contracts issued, amended, delivered or renewed on or after July 1, 2003.

Unless the IPA/Medical Group is willing to accept risk for these services, the Richman Bill requires that risk for injectables such as chemotherapy/adjunctive chemotherapy, hemophilia drugs, transplant drugs, adult vaccines, self-injectable medication and other office injectables be assigned to the Plan.  The Bill does not apply to home-infusion drugs.

Signature below constitutes Provider’s acceptance or non-acceptance of injectables risk as well as full understanding of Provider’s rights under AB 2420 as outlined by Plan.

Group Agrees to Waive Rights under AB2420-	Name: Peter Goll
Richman Bill and accept some or all financial	Title: Senior VP Business Development
risk for Injectable drugs:	Signature:	/s/ Peter Goll
	Date:	9-17-03

Group Agrees to Exercise all Rights under	Name:
AB2420-Richman Bill and will not accept risk	Title:
for any Injectable drugs covered by this	Signature:
legislation.	Date:

Exhibit C

HMO IPA/Medical Group Agreement

CAPITATION

Name of Group:  Prospect Health Source Medical Group

Effective Date:  07/01/2003

CAPITATION PAYMENTS:  Pursuant to Article VII of the Agreement, Blue Shield shall pay to Group, based upon the Member’s Benefit Program, the monthly per member per month (PMPM) Capitation set forth in Exhibit C-l hereto.  Capitation for non-Blue Shield 65 Plus Members is a specified dollar rate based upon the Member’s benefit plan design, including co-payment levels and age/sex category.  Per Exhibit C-l, the capitation rate for each member is a product of the Member’s age/sex category multiplied by the corresponding base rate multiplied by the applicable co-pay adjustment factor.  The sum of the individual capitation rates for assigned Members will be added to determine the Group’s aggregate Capitation payable for any given month.  Capitation for Blue Shield 65 Plus Members is a percentage of the Medicare premium received by Blue Shield from CMS for the basic medical benefits for such Members and excludes any premium paid by CMS, the Member or an Employer Group for rider benefits that are not the financial responsibility of Group.

Information on actuarial cost and utilization assumptions, as required by Subchapter 5.5 of Chapter 3 of Title 28, California Code of Regulations § 1300.75.4.1 (a) is further described in the Provider Manual and is updated at least annually.  The information presented therein regarding cost and utilization is provided by way of example only and is based broadly on historical data in Blue Shield’s possession.  It is not a statement of fact or opinion of what will actually occur and is not offered as an accurate predictor of the experience of any specific Group.  It is not intended to reflect the actual cost or utilization incurred by any specific Group, does not predict the actual costs to any specific group or patient mix, and has not been risk adjusted in any way (capitation adjustments for age, sex and benefit plan design are reflected in this Exhibit C.).  Group recognizes that its actual utilization and unit costs will likely differ from the examples given and could be higher or lower.  Group should not rely on this information in evaluating its own financial risk, but, rather, should review its own patient mix, utilization and cost information as well as other available information, consult with its own financial and actuarial advisors in evaluating the information contained herein, and make its own independent business judgment in deciding to enter into the financial risk arrangements under the Agreement based on its own independent assessment.

ENCOUNTER DATA SUBMISSION PENALTIES:  In the event that Group fails to comply with the encounter data submission requirements described in Paragraph 2.12 hereof, then the amounts to be deducted or withheld from Group’ Capitation on a monthly basis as provided in Paragraph 7.11 hereof are identified in Exhibit C-l as “Penalties for Deficient Encounter Data Submission”.

Exhibit C-1

HMO IPA/Medical Group Agreement

Capitation Rates for Prospect Health Source Medical Group

Effective Date: 07/01/2003

As of 07/01/2003, the effective net yield (which includes the deduction for Stop Loss, if applicable) for the following PMPMs and factors are *** for the HMO Group, *** for HMO IFP, *** for POS, *** for the PERS Group, and *** pmpm in aggregate, based on the 02/01/2003 membership.

The actual capitation payment for each month will be calculated based on the actual member mix for each age/sex/copay level category.

A. Members Other Than Blue Shield 65 Plus Members

Age & Sex Categories and Capitation Fees

		Age/Sex Adjusted Capitation (PMPM)				Benefit / Rate Adjustment Office Visit Copay Factor
Category		Group (non-POS)	IFP (non-POS)	POS (In-network)	PERS (non-POS)	Office Visit Copay	Factor
Sex	Age
F	0 - 1	***	***	***	***	***	1.081
F	2 - 6	***	***	***	***	***	1.071
F	7 - 18	***	***	***	***	***	1.061
F	19 - 21	***	***	***	***	***	1.052
F	22 - 24	***	***	***	***	***	1.043
F	25 - 29	***	***	***	***	***	1.034
F	30 - 34	***	***	***	***	***	1.026
F	35 - 39	***	***	***	***	***	1.017
F	40 - 44	***	***	***	***	***	1.009
F	45 - 49	***	***	***	***	***	1.001
F	50 - 54	***	***	***	***	***	0.994
F	55 - 59	***	***	***	***	***	0.986
F	60 - 64	***	***	***	***	***	0.979
F	65 + (NM)	***	***	***	***	***	0.972
F	65 + (M)*	***	***	***	***	***	0.965
		***	***	***	***	***	0.958
M	0 - 1	***	***	***	***	***	0.951
M	2 - 6	***	***	***	***	***	0.944
M	7 - 18	***	***	***	***	***	0.937
M	19 - 21	***	***	***	***	***	0.930
M	22 - 24	***	***	***	***	***	0.923
M	25 - 29	***	***	***	***	***	0.917
M	30 - 34	***	***	***	***	***	0.910
M	35 - 39	***	***	***	***	***	0.903
M	40 - 44	***	***	***	***	***	0.897
M	45 - 49	***	***	***	***	***	0.890
M	50 - 54	***	***	***	***	***	0.858
M	55 - 59	***	***	***	***	***	0.825
M	60 - 64	***	***	***	***	***	0.793
M	65 + (NM)	***	***	***	***	***	0.760
M	65 + (M)*	***	***	***	***	***	0.728

* = Medicare Primary

***  All references to the capitation rates have been deleted.

Exhibit C-1

HMO IPA/Medical Group Agreement

Capitation Rates for Prospect Health Source

Effective Date: 07/01/2004

As of 07/01/2004, the effective net yield (which includes the deduction for Stop Loss, if applicable) for the following PMPMs and factors are *** for the HMO Group, *** for HMO IFP, *** for POS, *** for the PERS Group, and *** pmpm in aggregate, based on the 02/01/2003 membership.

The actual capitation payment for each month will be calculated based on the actual member mix for each age/sex/copay level category.

A. Members Other Than Blue Shield 65 Plus Members

Age & Sex Categories and Capitation Fees

		Age/Sex Adjusted Capitation (PMPM)				Benefit / Rate Adjustment Office Visit Copay Factor
Category		Group (non-POS)	IFP (non-POS)	POS (In-network)	PERS (non-POS)	Office Visit Copay	Factor
Sex	Age
F	0 - 1	***	***	***	***	***	1.081
F	2 - 6	***	***	***	***	***	1.071
F	7 - 18	***	***	***	***	***	1.061
F	19 - 21	***	***	***	***	***	1.052
F	22 - 24	***	***	***	***	***	1.043
F	25 - 29	***	***	***	***	***	1.034
F	30 - 34	***	***	***	***	***	1.026
F	35 - 39	***	***	***	***	***	1.017
F	40 - 44	***	***	***	***	***	1.009
F	45 - 49	***	***	***	***	***	1.001
F	50 - 54	***	***	***	***	***	0.994
F	55 - 59	***	***	***	***	***	0.986
F	60 - 64	***	***	***	***	***	0.979
F	65 + (NM)	***	***	***	***	***	0.972
F	65 + (M)*	***	***	***	***	***	0.965
		***	***	***	***	***	0.958
M	0 - 1	***	***	***	***	***	0.951
M	2 - 6	***	***	***	***	***	0.944
M	7 - 18	***	***	***	***	***	0.937
M	19 - 21	***	***	***	***	***	0.930
M	22 - 24	***	***	***	***	***	0.923
M	25 - 29	***	***	***	***	***	0.917
M	30 - 34	***	***	***	***	***	0.910
M	35 - 39	***	***	***	***	***	0.903
M	40 - 44	***	***	***	***	***	0.897
M	45 - 49	***	***	***	***	***	0.890
M	50 - 54	***	***	***	***	***	0.858
M	55 - 59	***	***	***	***	***	0.825
M	60 - 64	***	***	***	***	***	0.793
M	65 + (NM)	***	***	***	***	***	0.760
M	65 + (M)*	***	***	***	***	***	0.728

* = Medicare Primary

***  All references to the capitation rates have been deleted.

The preceding capitation rates do not apply to Members enrolled through the Healthy Families Program. For Healthy Family Program Members, the following capitation rates shall apply:

Age 0 – 11. 99 months	*** PMPM
Age 1 year –18 years 11.99 mos.	*** PMPM

B.                                    BLUE SHIELD 65 PLUS MEMBERS – BASIC CAPITATION

Not Applicable

C.                                    PENALTIES FOR DEFICIENT ENCOUNTER DATA SUBMISSION

If minimum submission requirements are not met, as defined in the Provider Manual, and are not corrected within a thirty (30) day notice period, Group shall be subject to a penalty of three percent (3%) of the Group’s commercial capitation payment and, if applicable, one percent (1%) of the Group’s Blue Shield 65 Plus capitation payment for the period(s) in question from the monthly capitation payments until the deficiency is corrected.

Exhibit D

HMO IPA/Medical Group Agreement
SHARED SAVINGS PROGRAMS

Name of Group:	Prospect Health Source Medical Group

Effective Date:	07/01/2003

A.                                    COMMERCIAL MEMBERS

FUNDING: For Members other than those enrolled in Blue Shield 65 Plus plans and Blue Shield POS Benefit Programs, Blue Shield will allocate to a Shared Savings Fund a per Member per month amount set forth in Exhibit D-l for all Members assigned to Group, subject to retroactive adjustments either upward or downward due to retroactive changes in membership. [See Exhibit G-2 for provisions relating to Blue Shield POS Benefit Programs and POS Shared Savings Funds.]

CHARGING OF PAYMENTS: Blue Shield shall charge against the Shared Savings Fund all payments made by Blue Shield for such Members during the annual term of the Agreement which are designated as Shared Savings Services in Exhibit B, less payments received by Blue Shield as a result of third-party reimbursement, Workers’ Compensation recoveries and coordination of benefits payments. Blue Shield shall include any payments for Shared Savings Services which are paid prior to the date of the settlement, as well as a reasonable allowance, as determined by Blue Shield’s actuaries, for incurred but not paid (IBNP) claims. Any costs for Shared Savings Services not included in any annual settlement shall be carried forward and included in the Shared Savings settlement for the succeeding Agreement Year. In addition, if this Agreement is replaced or superceded any other agreement between the parties which contained a risk sharing arrangement for similar services; then the following shall also be charged against the Shared Savings Fund described herein: ( I ) any deficit in the final settlement of that risk sharing arrangement and, (ii) any claims for risk services which were incurred but not included in the settlement of the risk arrangement in the prior agreement.

SHARED SAVINGS FUND SETTLEMENT: The Shared Savings Fund shall be settled on an annual basis, within one hundred eighty (180) days following the end of each annual term of the Agreement (being a 120 day claims run out and a 60 day determination period). In the event of termination of the Agreement for any reason, final settlement of the Shared Savings Fund shall be performed one hundred fifty (150) days after the date of termination and any amounts due from Blue Shield to Group shall be paid within thirty (30) days thereafter.

SURPLUS: If the total actual cost of Shared Savings Services is less than the total allocation to the Shared Savings Fund, then Group shall be entitled to fifty percent (50%) of the amount by which the allocation exceeds the costs, not to exceed twenty-five percent (25%) of the total Physician Group Capitation for the shared risk period, minus any carry forward resulting from deficits from previous Agreement years.

DEFICIT: If the total actual cost of Shared Savings services is more than the total allocation to the Shared Savings Fund, then fifty percent (50%) of the amount by which the actual costs exceed the total allocation, not to exceed ten percent (10%) of the total Physician Group capitation for the shared risk period, shall be allocated to Group and shall be handled as follows: (i) the excess may be deducted from any other settlements or payments, except capitation and Professional Stop Loss Program payments made pursuant to Exhibit H, due to Group from Blue Shield, and, (ii) any remaining amounts shall be carried forward into future Agreement years and shall be deducted from any Shared Savings payments to Group in future years.

SUMMARIES & SETTLEMENTS: Blue Shield shall provide to Group a Shared Savings Program quarterly Report and a Shared Savings Annual Settlement, as further described in the Provider Manual.

B.                                    BLUE SHIELD 65 PLUS MEMBERS

Not Applicable

C.                                    PHARMACY SHARED SAVINGS FUND

Not Applicable

Exhibit D-1

HMO IPA/Medical Group Agreement

SHARED SAVINGS FUND ALLOCATIONS

Effective Date: 07/01/03

As of 07/01/2003, the effective net yield (which includes the deduction for Stop Loss, if applicable) for the following PMPMs are *** for the HMO Group, *** for HMO IFP, and *** for the HMO PERS based on the 02/01/2003 membership.

The actual allocation to Shared Saving Fund for each month will be calculated based on the actual member mix for each age/sex category.

Members Other Than Blue Shield 65 Plus Members

Age & Sex Categories and Shared Savings Allocations

Shared Savings Allocation (PMPM)
Category		Group (non-POS)	IFP (non-POS)	PERS (non-POS)
Sex	Age
F	0 - 1	***	***	***
F	2 - 6	***	***	***
F	7 - 18	***	***	***
F	19 - 21	***	***	***
F	22 - 24	***	***	***
F	25 - 29	***	***	***
F	30 - 34	***	***	***
F	35 - 39	***	***	***
F	40 - 44	***	***	***
F	45 - 49	***	***	***
F	50 - 54	***	***	***
F	55 - 59	***	***	***
F	60 - 64	***	***	***
F	65 + (NM)	***	***	***
F	65 + (M)*	***	***	***
		***	***	***
M	0 - 1	***	***	***
M	2 - 6	***	***	***
M	7 - 18	***	***	***
M	19 - 21	***	***	***
M	22 - 24	***	***	***
M	25 - 29	***	***	***
M	30 - 34	***	***	***
M	35 - 39	***	***	***
M	40 - 44	***	***	***
M	45 - 49	***	***	***
M	50 - 54	***	***	***
M	55 - 59	***	***	***
M	60 - 64	***	***	***
M	65 + (NM)	***	***	***
M	65 + (M)*	***	***	***

* = Medicare Primary

***  All references to the Shared Savings Fund Allocations have been deleted.

Exhibit D-1

HMO IPA/Medical Group Agreement

SHARED SAVINGS FUND ALLOCATIONS

Effective Date: 07/01/04

As of 07/01/2004, the effective net yield (which includes the deduction for Stop Loss, if applicable) for the following PMPMs are *** for the HMO Group, *** for HMO IFP, and *** for the HMO PERS based on the 02/01/2003 membership.

The actual allocation to Shared Saving Fund for each month will be calculated based on the actual member mix for each age/sex category.

Members Other Than Blue Shield 65 Plus Members

Age & Sex Categories and Shared Savings Allocations

Shared Savings Allocation (PMPM)
Category		Group (non-POS)	IFP (non-POS)	PERS (non-POS)
Sex	Age
F	0 - 1	***	***	***
F	2 - 6	***	***	***
F	7 - 18	***	***	***
F	19 - 21	***	***	***
F	22 - 24	***	***	***
F	25 - 29	***	***	***
F	30 - 34	***	***	***
F	35 - 39	***	***	***
F	40 - 44	***	***	***
F	45 - 49	***	***	***
F	50 - 54	***	***	***
F	55 - 59	***	***	***
F	60 - 64	***	***	***
F	65 + (NM)	***	***	***
F	65 + (M)*	***	***	***
		***	***	***
M	0 - 1	***	***	***
M	2 - 6	***	***	***
M	7 - 18	***	***	***
M	19 - 21	***	***	***
M	22 - 24	***	***	***
M	25 - 29	***	***	***
M	30 - 34	***	***	***
M	35 - 39	***	***	***
M	40 - 44	***	***	***
M	45 - 49	***	***	***
M	50 - 54	***	***	***
M	55 - 59	***	***	***
M	60 - 64	***	***	***
M	65 + (NM)	***	***	***
M	65 + (M)*	***	***	***

* = Medicare Primary

***  All references to the Shared Savings Fund Allocations have been omitted.

Exhibit D-2

HMO IPA/Medical Group Agreement
SHARED SAVINGS FUND ALLOCATIONS

Name of Group:	Prospect Health Source Medical Group

Effective Date:	07/01/2003

BLUE SHIELD 65 PLUS MEMBERS

Not Applicable

Exhibit D-3

HMO IPA/Medical Group Agreement
PHARMACY SHARED SAVINGS FUND ALLOCATIONS

Name of Group:	Prospect Health Source Medical Group

Effective Date:	07/01/2003

BLUE SHIELD 65 PLUS MEMBERS

Not Applicable

***  Confidential Treatment requested

Exhibit E

HMO IPA/Medical Group Agreement
BLUE SHIELD ALLOWABLE RATES

Name of Group:	Prospect Health Source Medical Group

Effective Date:	07/01/2003

The following shall constitute Blue Shield Allowable Rates to be paid to Group or Group Providers for Reciprocity (Paragraph 2.10), Retroactive Deletions (Paragraph 6.3(b)), and Services Other Than Capitated Professional Services (Paragraph 7.2):

The lesser of ninety percent (90%) of the Blue Shield PPO Physician Allowances in effect on the date of service, or the amount paid by the Group (or Group Provider) for the services, if any, (excluding Capitation payment), minus the Member’s/individual’s applicable copayment, coinsurance or deductible. Further detail regarding Blue Shield’s proprietary fee schedule is provided upon request.

All injectable drugs excluded from Group risk as noted in Exhibit B, shall be reimbursed by Blue Shield at “cost”. Cost is defined as Average Wholesale Price (AWP) less fifteen percent (15%). AWP refers to the Average Wholesale Price listed in nationally recognized pricing sources as determined by Blue Shield, and is updated twice annually.

Exhibit F

HMO IPA/Medical Group Agreement
DELEGATION RESPONSIBILITIES

Name of Group:	Prospect Health Source Medical Group

Effective Date:	07/01/2003

1.                                       Delegation Responsibilities & Penalties. The capitation amounts paid to Group by Blue Shield as set forth in Paragraph 7.1 (a) of this Agreement are based on Blue Shield’s expectation that the Group accepts and will perform delegation of the requirements set forth as Group’s responsibility in Attachments I, II, III and IV of this Exhibit F. The quality improvement and quality management obligations of Blue Shield are not delegated to Group; however, Group shall have its own fully functional Quality Management Program, as described in Attachment 1, that is cooperative with and integrated into the Blue Shield Quality Management Program. In accordance with paragraph 4.3 (c) of this Agreement, the net monthly capitation penalty reduction for any de-delegated function shall be as follows:

	Commercial	Blue Shield 65 Plus
UM / Professional	3.0%	3.0%
UM / Shared Savings	3.0%	3.0%
Credentialing	0.5%	0.5%
Claims Processing
Non-contracted Only Penalty	0.7%	0.7%
All Claims Penalty	7.0%	7.0%
Non-contracted Only Payment Withhold *	8.5%	8.5%
All Claims Payment Withhold	85.0%	85.0%

* Subject to actual claims paid experience.

1.                                       De-delegation penalties for Claims Processing do not apply in cases where Blue Shield participates in joint administration of claims processing on Group’s premises, however, Group shall reimburse Blue Shield for Blue Shield’s cost of providing on site assistance and shall provide workstations and equipment as required.

2.                                       De-legation Criteria and Standards. Blue Shield has developed and adopted delegation criteria and standards for performance of delegated activities for the delegation of utilization management, medical record audits, credentialing, professional site reviews, and claims processing. These criteria and standards as set forth in the Provider Manual and this Exhibit F, may be modified from time to time by Blue Shield. Group warrants to Blue Shield that it meets the criteria for the activities, and is willing to, and capable of, performing such delegated activities in full compliance with the standards. Group shall promptly notify Blue Shield in writing, within no less than seven (7) business days, in the event it ceases, in whole or in part, to meet such criteria.

3.                                       Blue Shield Monitoring and Oversight. Blue Shield shall be entitled to conduct audits of Group’s compliance with the criteria and standards. Group shall provide reasonable access during regular business hours to its claims, claims supporting documentation, Member inquiry files, credentialing files, clinical and medical records of Members as applicable and reasonably necessary to evaluate Group’s performance of its delegated activities. In the event Group has insufficient data and records relating to Members to permit Blue Shield to evaluate a particular activity under review, then Group shall provide sufficient documents and information on non-Members, with all non-Member identifying information deleted to preserve the confidentiality of such information, in order to permit Blue Shield to evaluate Group’s performance of such activity. Group shall participate in an annual evaluation and quarterly meetings between Blue Shield and Group staff. In addition, Group shall provide to Blue Shield periodic reports on delegated activities as set forth in the Provider Manual. Group shall take such corrective actions as requested by Blue Shield through the audit review process within such time lines as established by Blue Shield.

4.                                       Shared Savings Service Authorization / Medical Policy. When authorization responsibility for Shared Savings Services is delegated to Group, Group shall pre-authorize Shared Savings Services (or, as appropriate, retroactively authorize Emergency Services) and shall provide a copy of such authorization to Blue Shield within seven (7) days following the authorization. Group shall provide to Blue Shield weekly reports setting forth authorizations granted and denied, as set forth in the Provider Manual. All utilization management and authorizations of Group shall be consistent with Blue Shield’s Medical Policy.

5.                                       Blue Shield Request for Records, Files and Reports Related to Delegated Credentialing and Recredentialing. Blue Shield shall be entitled to conduct audits of Group’s compliance with the criteria and standards of Delegated Credentialing and Recredentialing. Group shall provide reasonable access during regular business hours to credentialing files, as reasonably necessary to evaluate Group’s performance of it’s delegated activities. Group shall submit copies of credentialing/recredentialing files for review by governmental, accrediting and regulatory review agencies. Submission of documents by Group will be within the required timeframe of the requesting agency. Group shall participate in an annual evaluation and quarterly meetings between Blue Shield and Group staff. In addition, Group shall provide to Blue Shield periodic reports on delegated activities as set forth in the Provider Manual. Group shall take such corrective actions as requested by Blue Shield through the audit review process within such time lines as established by Blue Shield.

Attachment I to Exhibit F

BLUE SHIELD OF CALIFORNIA
QUALITY MANAGEMENT (QM) REQUIREMENTS*

QI Standard Per BSC	Activities Performed by Group	Group Reporting Frequency to BSC	BSC Oversight

1. Program Structure

•             Written QM Program

•             QM Program accountable to Governing Body.

•             Program evaluated annually and updated.

•             Designated physician has substantial involvement.

•             QM committee meets quarterly, at a minimum.

•             Annual QM work plan.

•             Annual QM evaluation.

		• Submit QM Program annually. • Submit workplan annually. • Submit program evaluation annually.	1. Review and approval of: • Program • Work plan • Annual evaluation • QI Policies • QI Procedures • Clinical Guidelines • Access Guidelines

2. Program Operations

•             Provider QI Committee recommends policy decisions, reviews QI activities, institutes needed actions and ensures follow-up.

•             Contemporaneous, signed and dated minutes.

•             Physicians actively participate in QI program.

•             QI program coordinates monitoring activity throughout organization.

		• Group policies and procedures related to QI submitted annually and any updates and changes submitted quarterly. • Annual Report to include monitoring activities and results, and improvements.	• Annual on-site assessment to include review of minutes. • Annual review of monitoring reported to BSC’s QI/UM Committee,

QI Standard Per BSC	Activities Performed by Group	Group Reporting Frequency to BSC	BSC Oversight
3. Health Services Contracts

•             Negotiate contracts with subcontractors if written prior approval obtained from BSC.

•             Include in contract w/subcontracted vendors the requirement that the subcontracted vendor is obligated to participate in and be compliant with the BSC QI process and findings.

Prospective review and approval of BSC contract for appropriate contract language

4. Availability of Primary Care Practitioners	• Access studies • Keep BSC aware of closed PCP practices. • Keep BSC aware of changes in status of contracted providers.

•             Review of open/closed panels

•             Monitoring of patient geographic access to PCP and specialists offices

•             Monitoring of appropriate referrals to out-of-network providers

•             Review of patient complaint trends re: access and availability to care and services.

•             Review of results of access studies

* Quality Management is not a delegatable function and therefore not subject to de-delegation.

QI Standard per BSC	Activities Performed by Group	Group Reporting Frequency to BSC	BSC Oversight

5.          Accessibility of Services – BSC is Responsible for Establishing access Guidelines for:

•             Wait times

•             Appointments

•             After-hours care

•             Telephone access;

•             Access for referrals to specialty care

•             Development of access study design, methodology and tools

	• Participate in BSC’s access surveys. • Schedule member appointments based on access guidelines. • Perform internal IPA/MG access study.	• Quarterly access study results as performed by IPA/MG	• Access Study Data results • Review Group’s Access Guidelines • Review of access-related patient complaints • Trend reports of member complaints re: access

6. Member Satisfaction	Participate in Group’s Member Satisfaction Surveys.	Quarterly	• Review of member complaint data. • Review of member survey data. • Review of BSC’s disenrollment for quality of care issues data.

7. Health Management Systems – BSC Designs population -based programs to identify and manage chronic conditions of BSC members.	• Data collection • Program Implementation as provided by BSC • Provider & staff education as provided by BSC	• Annual submission of program design. • Annual submission of BSC member participation list.

•             Review by BSC of all provider-based chronic care initiatives.

•             Reconciliation of member participation list against BSC list of members assigned to Group with those chronic conditions being addressed, to ensure identification of all potentially eligible members.

•             Verification with

QI Standard Per BSC	Activities Performed by Group	Group Reporting Frequency to BSC	BSC Oversight
individual providers of participation in the chronic care initiatives.

8. Clinical Practice Guidelines — acute and chronic services.

•             Adopts BSC guidelines

•             Disseminates guidelines to providers.

•             Measures performance against no less than 2 high-volume, high-risk problem-prone guidelines annually.

•             Submits for review to BSC individually developed guidelines and/or chosen industry established guidelines for review.

		• Annual submission of guidelines. • Submission of results of review of performance measurement against guide-lines to be included in the annual report.	• BSC annual assessment to include process of guideline development, performance measurement, and distribution. • BSC to review and approve all guidelines.

* Quality Management is not a delegatable function and therefore not subject to de-delegation.

QI Standard Per BSC	Activities Performed by Group	Group Reporting Frequency to BSC	BSC Oversight
9. Scope and Content of non-preventive clinical QI issues: BSC identifies meaningful clinical issues for plan-wide monitoring and review.	• Adopts BSC guidelines. • Educates group providers in the application and use of the BSC established processes.	• Annual submission of guidelines. • Submission of results of review of performance measurement against guide-lines to be included in the annual report.

10.    Clinical Measurement Activities:

•             Data collection

•             Measurement

•             Data analysis

•             Intervention & Implementation

Related to:

•             Primary care services

•             High-volume specialty services

•             Behavioral Health services

•             Institutional services

•             Over/under utilization monitoring

•             Issues that affect continuity and coordination of care and service.

	• Identify Group key clinical areas for study development • Data collection • Data analysis • Recommend and develop interventions	• Prior to study implementation • On-going reports during implementation of study • Clinical activity findings reported no less than quarterly	• Prospective review and approval of clinical measurement activities • Quarterly review of monitoring activity results

11. Intervention & follow-up for clinical issues	• Implementation of action plan to immediate care and service. • Evaluate affects of	• Prior to study implementation. • On-going reports during implementation of	• Prospective review and approval of clinical measurement activities

QI Standard per BSC	Activities Performed by Group	Group Reporting Frequency to BSC	BSC Oversight
	actions taken.	study. • Clinical activity findings reported no less than quarterly	• Quarterly review of monitoring activity results

12. Effectiveness of QI Program and Demonstration of Required Improvements	• Group to participate in QI program by submission of required data. Group responsible for maintaining separate QI program for group function and issues.	• Annual QI program eval. • QI meeting minutes • QI quarterly reporting on activities listed in QI Plan	• Submission of QI annual evaluation.

* Quality Management is not a delegatable function and therefore not subject to de-delegation.

QI Standard per BSC	Activities Performed by Group	Group Reporting Frequency to BSC	BSC Oversight
13. Grievance process/ Complaint handling & reporting	Group to coordinate with BSC for communication and management of Grievance and Appeals resolution.		• Annual review of Group’s complaint policies and procedures • Quarterly review of complaint log

14. QI oversight	Group to participate in BSC QI process by implementation, submission and evaluation of required audits and provision of data as needed for evaluation of processes and function.		• Pre-delegation on-site audit • Annual on-site audit • Committee meeting minutes • On-going review of Group delegation activities.

*Quality Management is not a delegatable function and therefore not subject to de-delegation.

UM Standard per BSC	Activities Delegated to Group	Group Reporting Frequency to BSC	BSC Oversight
1. UM program Structure & Process: • Programs • Work Plan • Annual Eval.	Compose written UM Program description Work Plan and Plan Evaluation as outlined in BSC Delegation Standards.	Annual	Review and submission, annually, of: • UM Program • UM Work plan • UM Annual Eval.

2. Prior-authorization	Conduct prior authorization according to time frames description as outlined in BSC Delegation Standards.	Frequency of reporting to BSC will be no less than quarterly.	• Retro-review of referrals • Inter-Rater Reliability Studies • Authorization and Denials • Review trends in QI reporting and patient complaints

3. Concurrent review	Conduct concurrent review according to time frames description as outlined in BSC Delegation Standards.	Frequency of reporting to BSC will be no less than quarterly.	• Retro-review of concurrent review decisions • Bed day report • Review trends in QI reporting and patient complaints

4.          Case Management – Coordination of care and services required to assure appropriate and timely intervention and care for chronic conditions, high risk, out of area, out of net-work cases, and difficult cases.

	Conduct case management according to time frames description as outlined in BSC Delegation Standards.	Frequency of reporting to BSC will be no less than quarterly.	• Retro-review of case management files • Review trends in QI reporting and patient complaints

UM Standard per BSC	Activities Delegated to Group	Group Reporting Frequency to BSC	BSC Oversight
5. Discharge Planning	Conduct discharge planning according to time description as outlined in BSC Delegation Standards.	Frequency of reporting to BSC will be no less than quarterly.	• Retro-review of discharge planning cases • Review trends in QI reporting and patient complaints

6. DME	Conduct DME according to time frames description as outlined in BSC Delegation Standards.	Frequency of reporting to BSC will be no less than quarterly.	• Retro-review of DME authorization and denials • Review trends in QI reporting and patient complaints

7. Home Health	Conduct DME according to time frames description as outlined in BSC Delegation Standards.	Frequency of reporting to BSC will be no less than quarterly.	• Retro-review of home health authorization and denials • Review trends in QI reporting and patient complaints

8. Institutional Reporting	Conduct concurrent review and monitoring for appropriateness and submission of reports/encounter data for all admits.	Monthly to BSC.	Assure institutional report is sent to accountable Health Plan monthly

Attachment II to Exhibit F

BLUE SHIELD OF CALIFORNIA
UTILIZATION MANAGEMENT (UM) REQUIREMENTS

UM Standard per BSC	Activities Delegated to Group	Group Reporting Frequency to BSC	BSC Oversight
9. Decision Criteria • Medical appropriateness • LOS • Catastrophic Case Management	• Development of criteria. • Day-to-day monitoring of criteria in the in-patient and ambulatory settings.	Frequency of reporting to BSC will be no less than quarterly.	• Annual review of evidence of adoption of criteria • Inter-rater reliability study • Bed day report • Catastrophic case report

10. Standards for UM Decision-making • Pre-authorizations • Referrals • Expedited referrals • Denials for medical necessity • Retrospective review • Concurrent review

•             Day-to-day accounting of In-patient review

•             Referrals management

•             Medical necessity decision-making for patients receiving care in in-patient and ambulatory settings within the industry and BSC defined parameters.

Frequency of reporting to BSC will be no less than quarterly.

•             Review of denial letters for appropriate regulatory language and timeframes

•             Retro-review of authorizations/ referrals/ denials for medical necessity

•             Bed day report

•             Inter-rater reliability study.

11. OOA Patient Management	• Day-to-day case management of out-of-area patients in in-patient and ambulatory settings when group is capitated for OOA management with BSC notification; BSC to manage when shared savings.	Frequency of reporting to BSC will be concurrent, weekly, but in all cases no less than quarterly.	• Bed day report

12. Technology Assessment	Group is responsible to report and coordinate authorization requests for care that is considered experimental and/or investigational. Group is responsible for the adherence to BSC P&Ps regarding the	Concurrent	• Review of IPA/MG submitted denials for appropriateness and compliance with BSC P&Ps • Review of Appeals overturned

UM Standard per BSC	Activities Delegated to Group	Group Reporting Frequency to BSC	BSC Oversight
authorization of new technology and coordination of benefits interpretation.

13. Continuity of Care.	Group responsible for the development of P&P and ongoing day-to-day management of continuity of care issues as needed and in compliance with current regulatory requirements and BSC criteria.		• Review and approval of submitted P&Ps • Annual review of utilization Management minutes of IPA/MG

14. Behavioral Health Management	The group is further responsible for the coordination and continuity of care related to mental health care issues.		• Review and approval of submitted P&Ps • Annual review of Utilization Management minutes of IPA/MG • Medical Records review PCPs with >50 members, every other year

UM Standard per BSC	Activities Delegated to Group	Group Reporting Frequency to BSC	BSC Oversight
15. Benefit Development Interpretation	Compliance with benefit interpretation as provided by BSC.	Concurrent submission of ALL denials.	Concurrent review of denials.

16. Oversight of Delegated UM activities	Preparation, maintenance, and availability of all documents that demonstrate UM/QM activity in keeping with regulatory compliance.	At least quarterly.	Quarterly audits.

Attachment III to Exhibit F

BLUE SHIELD OF CALIFORNIA
CREDENTIALING/DELEGATION REQUIREMENTS

Standard per BSC	Delegateable Status	Activities Delegated to Group	Group Reporting Frequency to BSC	BSC Oversight
1. Credentialing structure & process: • Policies & procedures • Committee / Review body	Non-delegateable establishment of standards

Development & implementation of relevant policies and procedures:

•             Scope

•             Criteria

•             Decision-making

•             Committee/review body

•             Protection of provider rights

•             Medical Director or designee’s responsibilities

•             Peer Review/Disciplinary Action

•             Documentation of Agreement

•             Initial evaluation

•             Oversight organization retains right of approval/disapproval

			Annual	Review of annual submission of: • Policies and Procedures

2. Initial credentialing process	Non-delegateable establishment of standards	• Completion of application • Primary source verification • Verification of information from monitoring organizations • Identification of sanction activity	Group submits at least quarterly reports of which providers have been appointed or declined for appointment by the Credentials Committee	BSC performs at least annual onsite review of a sampling of initial credentialing files and committee minutes.

Standard per BSC	Delegateable Status	Activities Delegated to Group	Group Reporting Frequency to BSC	BSC Oversight
3. Recredentialing process	Non-delegateable establishment of standards

•             Primary source verification

•             Review of information from monitoring organizations within 180 days of credentialing

•             PCP Performance appraisal which includes: member complaints, QI results, UM reports, and member satisfaction (optional)

•             Recredentialing is performed at least every two years.

			Group submits at least quarterly reports of which providers have been re-appointed or declined for reappointment by the Credentials Committee	BSC performs at least annual on-site review of a sampling of re-credentialing files and committee minutes.

Standard per BSC	Delegateable Status	Activities Delegated to Group	Group Reporting Frequency to BSC	BSC Oversight
4. Office Site Visits	Non-delegateable establishment of standards	• Initial office site visit for potential PCP’S and OB/Gyn’s which includes evaluation of medical record keeping practices	N/A	BSC performs at least annual review of: • Policies & procedures describing office site visits Initial credentialing files to assess evidence of office site visits

5. Credentialing file maintenance	Non-delegateable establishment of standards	• Maintenance of individual provider credentialing/ recredentialing files. • Submission of copy of provider credentialing recredentialing file at the request of BSC	As requested for governmental, accreditation and regulatory review.

BSC performs at least annual review of:

•             Policies & procedures describing submission of files upon request of BSC for the purposes of meeting governmental, accrediting and regulatory agency review requests. BSC requests for copy of credentialing/ recredentialing file for review by governmental, accrediting and regulatory agency review will be within the required time frame of requesting agency.

Attachment IV to Exhibit F

BLUE SHIELD OF CALIFORNIA
CLAIMS PROCESSING REQUIREMENTS

Standard per BSC	Activities Delegated to Group	Group Reporting Frequency to BSC	BSC Oversight
1. Payment • Timeliness • Payment Accuracy • Denials	Payment /processing of claims for all services which are the Group’s responsibility per this agreement and state or federal regulations.	Monthly	Monthly report review. Periodic audits

2. Claims Forwarding	Forwarding of claims which are not the group’s payment responsibility within industry standard of 8 calendar days.	None	As required.

3. Self-Monitoring and Reporting	Internal quality assurance testing procedures. Monthly report submission per industry standard format.	Monthly	Monthly report review. Periodic audits.

4. Sub-delegation of claims processing through capitation. (This does not refer to a TPA or management company arrangement for Group’s entire claims processing.)

Continued compliance with all requirements. Monitor sub-delegated claim shops employing all means used by Blue Shield or government regulators in their oversight. If sub-capitated organization engages a TPA or management company, those must be audited by Group.

		Monthly including breakout of sub-capitated entities.	Periodic audits

5. Audits and Audit Preparation and Follow-Up (for CMS, DMHC, BSC)

Preparation including producing accurate claims universe lists, providing detailed information in a standard questionnaire, selecting and retrieving requested documents; claims, back-up records, checks/payment confirmation, and written corrective action plans in accordance with BSC instructions.

		As requested	Periodic audits Random focused audits Focused reviews

Exhibit G-l

HMO IPA/Medical Group Agreement
BLUE SHIELD 65 PLUS PROVISIONS

Name of Group:	Prospect Health Source Medical Group
Effective Date:	07/01/2003

Not Applicable

Exhibit G-2

HMO IPA/Medical Group Agreement
BLUE SHIELD POS PROVISIONS

Name of Group:	Prospect Health Source Medical Group
Effective Date:	07/01/2003

This Exhibit implements the Blue Shield HMO POS Benefit Program (“BSC POS”) pursuant to which BSC POS Members may receive Covered Services on either an In-Network Services or Out-of-Network Services basis (as defined below).

1.                                       Definitions. In addition to the definitions set forth in the Agreement, the following definitions apply to this Exhibit G-2:

(a)                                  BSC POS Member refers to a Member enrolled in the BSC HMO POS Benefit Program.

(b)                                 In-Network Services refers to Covered Services which are not Out-of-Network Services.

(c)                                  BSC POS Institutional Services are those Covered Services provided to a BSC POS Member, which are identified in the Division of Financial Responsibility (Exhibit B.) as Shared Savings (other than Outpatient Prescription Drugs).

(d)                                 BSC POS Professional Services are Covered Services provided to a BSC POS Member which are defined as Capitated Professional Services in Paragraph 1.5 of the Agreement.

(e)                                  Out-of-Network Services refers to Covered Services provided to a BSC POS Member on the basis of the Member’s self-referral, other than: (i) Services provided by the Member’s PCP (or physician providing on-call coverage for such PCP); (ii) Emergency or Urgent Care Services not requiring authorization under Blue Shield’s utilization management rules; or, (iii) Services not requiring a PCP referral or authorization from Blue Shield and/or Group or which Members, in general, have a right to self-refer.

2.                                       Financial Responsibility. The Capitation payable to Group pursuant to Exhibit C shall cover, and Group shall be financially responsible for: (i) all BSC POS Professional Services which are In-Network Services; and, (ii) all Out-of-Network BSC POS Professional Services provided by Group Providers. Except as otherwise provided herein, Blue Shield shall be financially responsible for Out-of-Network BSC POS Professional Services provided by providers who are not Group Providers. Those BSC POS Professional Services which are

Blue Shield’s financial responsibility hereunder will be included in the POS Out-of-Network Professional Fund settlement described in Paragraph 8 of this Exhibit G-2. Those BSC POS Out-of-Network Institutional Service which are the financial responsibility of Blue Shield, will be included in the POS Out-of-Network Institutional Fund settlement described in Paragraph 9 of this Exhibit G-2. Covered BSC POS In-Network Institutional Services which are identified as Shared Savings Services in Exhibit B will be included in the POS In-Network Shared Savings Fund settlement described in Paragraph 7 of this Exhibit G-2. Covered outpatient prescription drug services which are Blue Shield’s responsibility will be included in the Pharmacy Shared Savings Fund settlement described in Exhibit D.

3.                                       Administrative Services. As set forth in the Provider Manual, Blue Shield shall advise Group as to which Members are BSC POS Members. In addition:

(a)                                  Following Blue Shield’s receipt of a claim for BSC POS Professional Services, Blue Shield, within such time frames as set forth in the Provider Manual, shall provide a copy of such claim to Group. Thereafter, and within such time frames as set forth in the Provider Manual, Group shall make an initial determination, and so advise Blue Shield in writing, as to which of such claims are for In-Network Services, which are for Out-of-Network Services provided by a Group Provider, and which are for Out-of-Network Services provided by other than a Group Provider.

(b)                                 In the event that Group (rather than Blue Shield) receives a claim for BSC POS Professional Service which it determines to be for Out-of-Network Services provided by other than a Group Provider, Group shall, within such time frames as set forth in the Provider Manual, provide Blue Shield with a copy of the claim and its initial determination.

(c)                                  In the event a Group Provider refers a BSC POS Member for a Covered Service on an In-Network basis, but the Group Provider, rather than the Member, fails to comply with Group’s utilization management requirements, such Covered Service shall be deemed an In-Network Service, and the Member’s financial responsibility shall be limited to the applicable Copayment for In-Network Services. The Group may refuse to compensate a Group Provider for such services to the extent permitted in its contract with the Group Provider providing the service.

(d)                                 Blue Shield may, on its own initiative, or in the event a BSC POS Member or a provider disputes Group’s initial determinations made pursuant to this Paragraph 3, adjudicate whether a service was an In-Network or Out-of-Network Service and if an Out-of-Network Service, whether or not provided by a Group Provider. Blue Shield may also, at its expense and upon reasonable notice to Group, periodically audit Group’s initial determinations made pursuant to this Paragraph 3. Group shall cooperate with such audits and adjudications and provide such information and documentation regarding its initial determinations as reasonably requested by Blue Shield. Subject to the Dispute Resolution provisions in this Agreement, Blue Shield’s determination shall be binding upon Group. Subject to such dispute resolution procedures: (i) In the event that Blue Shield determines that it has erroneously paid for services as Out-of-Network Services from non-Group Providers, which were, in fact, In-Network Services (or Out-of-Network Services provided by Group Providers), such amounts shall within ninety (90) days following notice by Blue Shield to Group of such determination (and the completion of any requested dispute resolution procedures) be refunded to Blue Shield by Group and Blue Shield may, in its sole discretion, off-set such amounts from any monies owed to Group by Blue Shield; and (ii) In the event that Blue Shield determines that Group has erroneously paid for BSC POS Professional Services as In-Network Services or Out-of-Network Services provided by Group Providers which were, in fact, Out-of-Network Services provided by non-Group Providers, Blue Shield shall within ninety (90) days after such determination, or within ninety (90) days after such determination is made through the requested dispute resolution procedures, refund the amounts so paid to Group.

(e)                                  Summaries & Settlements: Blue Shield shall provide to Group on a quarterly basis a summary of the funding and expenses in the Shared Savings Program.

4.                                       Additional Group Payment Responsibility. Notwithstanding any provision of this Exhibit G-2 to the contrary, Group shall be financially responsible for Out-of-Network Covered Services provided by Non-Group Providers to the extent such services were obtained by the BSC POS Member on an Out-of-Network basis as a direct result of Group’s failure, on an In-Network basis, to timely provide or arrange for such Covered Services for the BSC POS Member. Such services shall be excluded from the POS Out-of-Network Fund settlement.

5.                                       Group Cooperation with Out-of-Network Providers. In the event that a BSC POS Member elects to obtain Out-of-Network Services, Group shall cooperate with the provider of such Out-of-Network Services to ensure coordination and continuity of care and, upon request of such provider of Out-of-Network Services (and with the BSC POS Member’s written authorization), provide copies of the BSC POS Member’s relevant medical records to such provider.

6.                                       Coordination of Benefits for Out-of-Network Claims. Blue Shield is solely entitled to collect and retain any and all third party liens, coordination of benefits, or any other payments obtained from third party payments for Out-of-Network Services provided to BSC POS Members by non-Group Providers. Any funds received by Blue Shield for POS Out-of- Network services shall be credited by Blue Shield in the POS Out-of-Network Fund settlement described in Paragraph 7 of this Exhibit G-2.

7.                                       POS In-Network Shared Savings Fund Settlement. Blue Shield shall establish a POS In-Network Shared Savings Fund as follows:

a.                                       Funding: For BSC POS Members Blue Shield will allocate to a POS In-Network Shared Savings Fund a per Member per month amount set forth in Schedule 1 to this Exhibit G-2 for all Members assigned to Group, subject to retroactive adjustments either upward or downward due to retroactive changes in membership.

b.                                      Charging of Payments: Blue Shield shall charge against the POS In-Network Shared Savings Fund all payments made by Blue Shield for such BSC POS Members during the annual term of the Agreement for In-Network services which are designated as Shared Savings Services in Exhibit B, less payments received by Blue Shield as a result of third-party reimbursement, Workers’ Compensation recoveries and coordination of benefits payments. Blue Shield shall include any payments for Shared Savings Services which are paid prior to the date of the settlement, as well as a reasonable allowance, as determined by Blue Shield’s actuaries, for incurred but not paid (IBNP) claims. Any costs for Shared Savings Services not included in any annual settlement shall be carried forward and included in the Shared Savings settlement for the succeeding Agreement Year.

c.                                       POS In-Network Shared Savings Fund Settlement: The POS In-Network Shared Savings Fund shall be settled on an annual basis, within one hundred eighty (180) days following the end of each annual term of the Agreement (being a one hundred twenty (120) day claims run out and a sixty (60) day determination period). In the event of termination of the Agreement for any reason, final settlement of the POS In- Network Shared Savings Fund shall be performed one hundred fifty (150) days after the date of termination and any amounts due from Blue Shield to Group shall be paid within thirty (30) days thereafter.

d.                                      If the total actual cost of Shared Savings services is less than the total allocation to the POS In-Network Shared Savings Fund, then Group shall be entitled to fifty percent (50%) of the amount by which the allocation exceeds the costs, minus any carry forward resulting from deficits from previous Agreement years. In no event shall the total amount payable to Group by Blue Shield pursuant to this Exhibit G-2 exceed fifty percent (50%) of the POS Capitation Fees paid to IPA during such Agreement Year.

e.                                       If the total actual cost of Shared Savings services is more than the total allocation to the POS In-Network Shared Savings Fund, then fifty percent (50%) of the amount by which the actual costs exceed the total allocation shall be allocated to Group and shall be handled as follows: (i) the excess may be deducted from any other settlements or payments, except Capitation and Professional Stop Loss Program payments made pursuant to Exhibit H, due to Group from Blue Shield, and, (ii) any remaining amounts shall be carried forward into future Agreement Years and shall be deducted from any Shared Savings payments to Group in future years. In no event shall the total amount carried forward pursuant to this Exhibit exceed fifteen percent (15%) of the POS Capitation Fees paid to IPA during such Agreement Year.

f.                                         Notwithstanding the foregoing or anything to the contrary herein, any deficit or surplus in the POS IN-Network Shared Savings Fund shall not be allocated, deducted, or carried forward to any settlements, payments, or deficits in any Shared Savings Fund for Blue Shield 65 Plus Members.

8.                                       POS Out-of-Network Professional Fund Settlement. Blue Shield shall establish a POS Out-of-Network Professional Fund.

a.                                       Funding of Out-of-Network Professional Fund - Blue Shield will allocate on a monthly basis the amounts set forth in Schedule 1 to this Exhibit G-2 for all BSC POS Members assigned to Group, subject to retroactive adjustments due to retroactive changes in members (the “POS Out-of-Network Professional Budget”).

b.                                      Allocation of POS Out-of-Network Professional Expenses - The POS Out-of-Network Professional Fund shall be charged for all Covered Out-of-Network Professional services which are paid by Blue Shield for BSC POS Members assigned to Group (the “POS Out-of-Network Professional Expenses”).

c.                                       Timing of POS Out-of-Network Professional Fund Settlement – On an Agreement year basis, Blue Shield shall perform a reconciliation of the POS Out-of-Network Professional Fund. Such settlement shall be performed within one hundred twenty (120) days following the end of the Agreement Year. Any amounts due from Blue Shield to Group shall be paid within sixty (60) days thereafter. In the event of termination of the Agreement for any reason, final settlement of the POS Out-of-Network Professional Fund shall be performed one hundred fifty (150) days after the date of termination and any amounts due from Blue Shield to Group shall be paid within thirty (30) days thereafter.

d.                                      Out-of-Network Professional Fund Surplus – For any Agreement Year in which the POS Out-of-Network Professional Budget exceeds the POS Out-of-Network Professional Expenses, IPA shall be entitled to sixty percent (60%) of the POS Out-of-Network Professional Fund surplus, minus any POS Out-of-Network Professional Fund or POS Out-of-Network Institutional Fund deficit carried forward from a previous Agreement Year. In no event shall the total aggregate amount payable to Group by Blue Shield pursuant to this Exhibit G-2 exceed thirty-five percent (35%) of the POS Capitation Fees paid to Group during such Agreement Year.

e.                                       Out-of-Network Professional Fund Deficit – For any Agreement Year in which the POS Out-of-Network Professional Expenses exceed the POS Out-of-Network Professional Budget, Blue Shield shall offset forty percent (40%) of any out-of-network Professional deficit against any out-of-network Institutional surplus. Group shall not be obligated to pay to Blue Shield, from its own funds, all or any portion of Group’s share of the Deficit. If a deficit results, Blue Shield shall carry such deficit forward into future Agreement Years and the deficit carryover shall be offset against any Out-of-Network Professional or Institutional Fund Surpluses in future years. In the event the Deficit carried forward exceeds the Surplus in a future year, the remaining deficit shall continue to be carried forward and offset against any Surpluses in subsequent years. In no event, however, shall the aggregate total amount carried forward by Blue Shield from the Out-of-Network POS Professional Services Budget and the Out-of-Network POS Institutional Services Fund exceed five percent (5%) of the POS Capitation Fees paid to IPA during such Agreement Year.

9.                                       POS Out-of-Network Institutional Fund Settlement. Blue Shield shall establish a POS Out-of-Network Institutional Fund.

a.                                       Funding of Out-of-Network Institutional Fund - Blue Shield will allocate on a monthly basis the amounts set forth in Schedule 1 to this Exhibit G-2 for all BSC POS Members assigned to Group, subject to retroactive adjustments due to retroactive changes in members (the “POS Out-of-Network Institutional Budget”).

b.                                      Allocation of POS Out-of-Network Institutional Expenses - The POS Out-of-Network Institutional Fund shall be charged for all Covered Out-of-Network Institutional services which are paid by Blue Shield for BSC POS Members assigned to Group (the “POS Out-of-Network Institutional Expenses”).

c.                                       Timing of POS Out-of-Network Institutional Fund Settlement – On an Agreement Year basis, Blue Shield shall perform a reconciliation of the POS Out-of-Network Institutional Fund. Such settlement shall be performed within one hundred twenty (120) days following the end of the Agreement Year. Any amounts due from Blue Shield to Group shall be paid within sixty (60) days thereafter. In the event of termination of the Agreement for any reason, final settlement of the POS Out-of- Network Institutional Fund shall be performed one hundred fifty (150) days after the date of termination and any amounts due from Blue Shield to Group shall be paid within thirty (30) days thereafter.

d.                                      Out-of-Network Institutional Fund Surplus - For any Agreement Year in which the POS Out-of-Network Institutional Budget exceeds the POS Out-of-Network Institutional Expenses, IPA shall be entitled to sixty percent (60%) of the POS Out-of-Network Institutional Fund surplus minus any POS Out-of-Network Professional Fund or POS Out-of-Network Institutional Fund deficit carried forward from a previous Agreement year. In no event shall the total aggregate amount payable to Group by Blue Shield pursuant to this Exhibit G-2 exceed thirty-five percent (35%) of the POS Capitation Fees paid to Group during such Agreement Year.

e.                                       Out-of-Network Institutional Fund Deficit – For any Agreement Year in which the POS Out-of-Network Institutional Expenses exceed the POS Out-of-Network Institutional Budget, Blue Shield shall offset forty percent (40%) of any out-of-network Institutional deficit against any out-of-network Professional surplus. Group shall not be obligated to pay to Blue Shield, from its own funds, all or any portion of Group’s share of the Deficit. If a deficit results, Blue Shield shall carry such deficit forward into future Agreement Years and the deficit carryover shall be offset against any Out-of-Network Professional or Institutional Fund Surpluses in future years. In the event the Deficit carried forward exceeds the Surplus in a future year, the remaining deficit shall continue to be carried forward and offset against any Surpluses in subsequent years. In no event however, shall the aggregate total amount carried forward by Blue Shield from the Out-of-Network POS Professional Services Fund and the Out-of-Network POS Institutional Services Fund exceed five percent (5%) of the POS Capitation Fees paid to IPA during the Agreement Year.

Exhibit G-2, Schedule 1

HMO IPA/Medical Group Agreement

POS FUND ALLOCATIONS

Effective Date: 07/01/2003

As of 07/01/2003, the effective net yield (which includes the deduction for Stop Loss, if applicable) for the following PMPMs are *** for the POS In-network Shared Saving, *** for POS Out-of-network Professional, and *** for the POS Out-of-network Institutional, based on the 02/01/2003 membership.

The actual allocation to POS Fund for each month will be calculated based on the actual member mix for each age/sex category.

Members Other Than Blue Shield 65 Plus Members

Age & Sex Categories and POS Fund Allocations

POS Fund Allocation (PMPM)
Category		IN-NETWORK	OUT-OF-NETWORK	OUT-OF-NETWORK
Sex	Age	SHARED SAVINGS	PROFESSIONAL	INSTITUTIONAL
F	0 - 1	***	***	***
F	2 - 6	***	***	***
F	7 - 18	***	***	***
F	19 - 21	***	***	***
F	22 - 24	***	***	***
F	25 - 29	***	***	***
F	30 - 34	***	***	***
F	35 - 39	***	***	***
F	40 - 44	***	***	***
F	45 - 49	***	***	***
F	50 - 54	***	***	***
F	55 - 59	***	***	***
F	60 - 64	***	***	***
F	65 + (NM)	***	***	***
F	65 + (M)*	***	***	***
		***	***	***
M	0 - 1	***	***	***
M	2 - 6	***	***	***
M	7 - 18	***	***	***
M	19 - 21	***	***	***
M	22 - 24	***	***	***
M	25 - 29	***	***	***
M	30 - 34	***	***	***
M	35 - 39	***	***	***
M	40 - 44	***	***	***
M	45 - 49	***	***	***
M	50 - 54	***	***	***
M	55 - 59	***	***	***
M	60 - 64	***	***	***
M	65 + (NM)	***	***	***
M	65 + (M)*	***	***	***

* = Medicare Primary

*** All references to the POS Fund Allocations have been deleted.

Exhibit G-2, Schedule 1

HMO IPA/Medical Group Agreement

POS FUND ALLOCATIONS

Effective Date:  07/01/2004

As of 07/01/2004, the effective net yield (which includes the deduction for Stop Loss, if applicable) for the following PMPMs are ***, for the POS In-network Shared Saving, *** for POS Out-of-network Professional, and *** for the POS Out-of-network Institutional, based on the 02/01/2003 membership.

The actual allocation to POS Fund for each month will be calculated based on the actual member mix for each age/sex category.

Members Other Than Blue Shield 65 Plus Members

Age & Sex Categories and POS Fund Allocations

Category		POS Fund Allocation (PMPM)
		IN-NETWORK SHARED SAVINGS	OUT-OF-NETWORK PROFESSIONAL	OUT-OF-NETWORK INSTITUTIONAL
Sex	Age
F	0 - 1	***	***	***
F	2 - 6	***	***	***
F	7 - 18	***	***	***
F	19 - 21	***	***	***
F	22 - 24	***	***	***
F	25 - 29	***	***	***
F	30 - 34	***	***	***
F	35 - 39	***	***	***
F	40 - 44	***	***	***
F	45 - 49	***	***	***
F	50 - 54	***	***	***
F	55 - 59	***	***	***
F	60 - 64	***	***	***
F	65 + (NM)	***	***	***
F	65 + (M)*	***	***	***
		***	***	***
M	0 - 1	***	***	***
M	2 - 6	***	***	***
M	7 - 18	***	***	***
M	19 - 21	***	***	***
M	22 - 24	***	***	***
M	25 - 29	***	***	***
M	30 - 34	***	***	***
M	35 - 39	***	***	***
M	40 - 44	***	***	***
M	45 - 49	***	***	***
M	50 - 54	***	***	***
M	55 - 59	***	***	***
M	60 - 64	***	***	***
M	65 + (NM)	***	***	***
M	65 + (M)*	***	***	***

* =	Medicare Primary
***	All references to the Pros Fund Allocations have been deleted.

Exhibit H

HMO IPA/Medical Group Agreement
PROFESSIONAL STOP LOSS PROGRAM

Name of Group:	Prospect Health Source Medical Group
Effective Date:	07/01/2003

A.                                   Commencement of Stop Loss Program:

If, as set forth on the Signature Page to the Agreement, Group elects to participate in this Stop Loss Program, this Exhibit H is added to the HMO Medical Agreement (the “Agreement”) between Group and Blue Shield. The Stop Loss Program set forth in this Exhibit H commences with respect to Capitated Professional Services provided to Members on the following date:

The Effective Date of the Agreement

OR,

[Specify Date]                                           , 19

The commencement date for this Stop Loss Program shall not cause either a modification of the Agreement Year, as set forth in the Agreement, nor, if the initial time period covered by the Stop Loss Program is less than a full Agreement Year, a proration of the Attachment Level set forth below.

Notwithstanding any provision of the Agreement or this Exhibit H to the contrary, Blue Shield shall have no obligation to permit Group to commence the Stop Loss Program other than as of the first day of an Agreement Year.

B.                                     Termination or Modification of Stop Loss Program:

(1)                                  Group may at anytime, without terminating the Agreement and by no less than sixty (60) days prior written notice to Blue Shield, terminate this Stop Loss Program and (delete this Exhibit from the Agreement), provided that Group provides to Blue Shield, in conjunction with such termination notice, a certificate of insurance demonstrating that Group has (or will have as of the effective date of such termination) stop loss coverage in compliance with Paragraph 7.4 of the Agreement. In the event of such termination, the Stop Loss Attachment Level described below will not be prorated.

(2)                                  Blue Shield may, without terminating the Agreement and by no less than sixty (60) days prior written notice to Group, terminate this Stop Loss Program as to Group (and delete this Exhibit from the Agreement) as of midnight of the last day of the Agreement Year.

(3)                                  Blue Shield may, by no less than sixty (60) days prior written notice to Group, modify the provisions of this Stop Loss Program, including without limitation the Stop Loss Program Charges specified below. Such modification shall be effective as of the first day of the Agreement Year which immediately follows the Agreement Year in which such notice is given.

C.                                     Stop Loss Program:

(1)                                  For the Stop Loss Program Charges set forth in Part D below, Blue Shield shall reimburse Group for eighty percent (80%) of that portion of the Allowable Costs (as described herein) of Capitated Professional Services provided during any one (1) Agreement Year to any one (1) Member which exceeds the Attachment Level and which are Group’s financial responsibility under the Agreement.

(2)                                  In addition to the defined terms of the Agreement, the following terms have the following meanings for this Stop Loss Program:

(i)                                     The Attachment Level is ten thousand dollars ($10,000) of Allowable Costs incurred by Group for the provision of Capitated Professional Services to any one (1) Commercial Member (including POS Members) in any one (1) Agreement Year. The Attachment Level is fifteen thousand dollars ($15,000) of Allowable Costs incurred by Group for the provision of Capitated Professional Services to any one (1) Blue Shield 65 Plus Member in any one (1) Agreement Year.

(ii)                                  Allowable Costs (both for determining the Attachment Level and Stop Loss Program reimbursement after the Attachment Level is reached) are the lesser of the amount actually paid (other than capitation payments) by Group for such Capitated Professional Services, or ninety percent (90%) of the Blue Shield’s PPO Physician Allowances in effect at the time. Allowable Costs are reduced by: (a) the Member’s applicable Copayments; and (b) any amount for which Group is entitled to reimbursement or payment from any other source.

(3)                                  Group shall submit to Blue Shield any claims for Stop Loss Program reimbursement within ninety (90) days of the end of the Agreement Year in which the services, for which Stop Loss Program reimbursement is claimed, were provided. Blue Shield may deny any claims not submitted within said time period. Claims shall be in such form, containing such information, and provided to Blue Shield as set forth in the Provider Manual.

(4)                                  Stop Loss Program reimbursement is provided only for Capitated Professional Services which are provided to an eligible Member in conformity with the terms and conditions of the Agreement, including, without limitation, any provisions requiring Authorizations and case management program notification and cooperation. Without limiting the foregoing, Stop Loss Program reimbursement is not paid for any monetary compensation payable to a Member for any reason, including Group’s negligence in providing or arranging or failing to provide services.

(5)                                  Group shall promptly notify Blue Shield of all cases for which the Attachment Level is reached or for which it is reasonably likely that the Attachment Level will be reached.

(6)                                  Group shall, as a condition of such Stop Loss Program reimbursement, provide to Blue Shield all information necessary for Blue Shield to determine its Stop Loss Program obligation hereunder.

(7)                                  Stop Loss Program reimbursement shall be payable by Blue Shield at the later occurring of: (i) the date of the Shared Savings Settlement described in Exhibit D to the Agreement; or, (ii)  ninety  (90) days following the timely, complete, and uncontested submission to Blue Shield of Group’s Stop Loss Program reimbursement claim.

(8)                                  Blue Shield reserves the right to audit Group’s Stop Loss Program claims and other information provided pursuant to this Exhibit H.  In the event such audit determines that there has been an underpayment in Stop Loss Program reimbursement, Blue Shield shall pay to Group the amount of such underpayment within forty-five (45) working business days thereafter.  In the event such audit determines that there has been an overpayment in Stop Loss Program reimbursement, Group shall pay to Blue Shield the amount of such overpayment within forty-five (45) working business days thereafter.  Alternatively, Blue Shield may, at its election, offset such overpayment from any amount then or thereafter owed by Blue Shield to Group.

D.                                    Stop Loss Program Charges to Group:

As reimbursement to Blue Shield for the Stop Loss Program coverage provided pursuant to this Exhibit, Blue Shield shall deduct from Capitation payable to Group pursuant to the Agreement, the following per Member per Month (PMPM) amounts:

Commercial	*** PMPM
Point of Service (POS)	*** PMPM
Blue Shield 65 Plus	*** of Group’s Capitation Amount